UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-23815

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Aksia Alternative Credit and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court
Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	Stephen Atkins, Treasurer
Calamos Advisors LLC 2020 Calamos Court
Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END: March 31, 2025

DATE OF REPORTING PERIOD: April 1, 2024 through March 31, 2025

ITEM 1(a). REPORT TO SHAREHOLDERS.

Calamos Aksia Alternative
Credit and Income Fund

ANNUAL REPORT MARCH 31, 2025

JOHN KOUDOUNIS

President and Chief Executive Officer,
Calamos Investments

Chairman, Calamos Aksia Funds

Dear Fellow Shareholder:

For nearly five decades, Calamos Investments has been at the forefront of developing innovative strategies that harness the dynamic potential of capital markets. Our commitment to innovation has fueled our growth across diverse asset classes, with particular strength in alternative investment strategies.

Recognizing that private credit opportunities have historically been more readily accessible to institutional investors, we sought to broaden access to this valuable asset class. Nearly two years ago, we formed a strategic partnership with Aksia LLC, a global leader in private markets, to introduce a private credit closed-end interval fund.

We proudly present our second annual shareholder report for the Calamos Aksia Alternative Credit and Income Fund (CAPIX). Calamos Advisors LLC, our subsidiary, has collaborated with Aksia to prepare comprehensive materials for your review, including commentary from our portfolio management team, a detailed listing of portfolio holdings, and audited financial statements for the fiscal year ending March 31, 2025.

CAPIX delivers a sophisticated investment approach

The Fund launched on June 8, 2023, with the aim of bringing the full spectrum of institutional-quality, private credit opportunities to our investors. Drawing on Aksia's depth and breadth of experience, the portfolio includes a core allocation to direct lending but goes much further, including investments in areas such as distressed debt and special situations, specialty finance, real estate credit, real assets credit, and mezzanine sectors.

CAPIX provides many potential benefits, including diversification, reduced market correlation, and enhanced returns. A dedicated liquidity allocation aims to support the working capital needs of the Fund, pursue opportunistic yield, and enhance overall diversification.

A testament to your trust

In less than two years since its inception, CAPIX has surpassed $600 million in assets under management, a milestone that reflects the significant trust you have placed in us. Everyone at Calamos and Aksia deeply values your confidence, and we remain committed to helping you achieve your long-term investment objectives.

Sincerely,

John Koudounis
President and Chief Executive Officer, Calamos Investments
Chairman, Calamos Aksia Funds

Introducing an all-weather private credit approach

Calamos Advisors LLC, a leader in liquid alternatives, and Aksia LLC, a global leader in private credit, have joined forces to offer Calamos Aksia Alternative Credit and Income Fund — an institutional-style private credit solution that seeks to address the challenges of interest rates, inflation, market volatility, economic uncertainty and the search for income.

Pursuing a unique opportunity in private credit

Institutional Access: Taps into the growing private credit asset class, leveraging Aksia LLC's global relationships, leading sourcing partners and potential deal flow

Broad Private Credit Exposure: Seeks to invest in the full spectrum of global private credit, beyond just direct lending and traded credit

Interval Fund Convenience: Encompasses point-and-click daily subscriptions, no accredited investor requirement and monthly distributions with reporting on Form 1099-DIV

Liquidity Management Capabilities: Actively manages liquidity with the aim of generating yield while prepositioning for 5% quarterly repurchase needs

Enhanced Income: Targets attractive yield and lower correlation; supported by diverse return drivers and collateral exposures

The opinions referenced are as of the date of the publication, are subject to change due to changes in the market or economic conditions, and may not necessarily come to pass. The information contained herein is for informational purposes only and should not be considered investment advice. See Fund Prospectus for detailed information.

TABLE OF CONTENTS

Investment Team Discussion (Unaudited)	1
Additional Information About the Fund (Unaudited)	3
Consolidated Schedule of Investments	4
Consolidated Statement of Assets and Liabilities	17
Consolidated Statement of Operations	19
Consolidated Statement of Changes In Net Assets	20
Consolidated Statement of Cash Flows	22
Consolidated Financial Highlights	23
Note to Consolidated Financial Statements	27
Trustee Approval of Management Agreement (Unaudited)	42
Report of Independent Registered Public Accounting Firm	45
Trustees and Officers (Unaudited)	46
Risk Factors	50
Other Information (Unaudited)	51

Investment Team Discussion (Unaudited)

Fund Commentary

The Calamos Askia Alternative Credit & Income Fund (CAPIX) demonstrated strong performance in the fiscal year ending March 31, 2025, delivering a 11.71% (Class I Shares at net asset value) net return during the period. The Fund outpaced the Morningstar LTSA US Leveraged Loan Index by 4.85% over the full year and by 1.79% during the first quarter of 2025. The Fund's model of accessing direct private credit loans through a combination of sourcing partners, sponsor direct origination, and private credit secondary markets continues to be an effective, diversified engine for deal flow, which has shown through in the overall return profile.

CAPIX's outperformance relative to its index was largely attributed to its flexible allocation strategy, which extends well beyond traditional direct lending. The Fund's ability to diversify into complementary sectors of private credit—including specialty finance, real estate debt, and real assets credit proved instrumental in delivering outperformance relative to its index over the calendar year. As of the fourth quarter's onset, CAPIX's strategic allocations to these complementary sectors yielded cash spreads over 6.0%, on average, outpacing the direct lending market's median new issue spread of approximately 5% over the same period. This spread differential underscores the benefits of the fund's relative value framework and flexibility to access deals across the full private credit spectrum.

Market Commentary

Looking ahead, we see three major investment themes taking shape. First, the expansion of opportunities across Asset-Backed Lending (ABL) or specialty finance. We expect ongoing bank retrenchment to drive significant and wide-ranging opportunities in asset-based finance markets where banks have historically dominated. Given the variety of underlying collateral profiles from bank regulatory capital relief to technology lending, CAPIX has found significant value allocating across asset-based private credit to further diversify away from corporate direct lending loans.

Second, private credit "liquidity solutions" are becoming more prominent, featuring portfolio financing through NAV loans, preferred equity and structured secondaries. The general backdrop of a muted M&A environment, slow distributions from private equity funds, and overweight LP allocations has led to a proliferation of opportunities to provide financing to managers and LPs against pools of private market funds and investments. Structures vary but NAV loans, for instance, tend to feature strict covenants and maturities alongside low LTVs making them particularly well suited for a senior secured focused fund like CAPIX.

Third, real estate debt presents an undercapitalized opportunity where lenders can be highly selective with approximately $2 trillion in CRE loan maturities coming due through 2027. Consequently, we believe a significant need for capital exists to provide new acquisition financing for sponsors, refinance existing capital structures, or provide bridge capital to reach stabilization through lease-up or project completions. The retrenchment of regional banks, who have been the dominant lenders historically, has created a fortuitous backdrop where private credit lenders can lean in selectively and benefit from increased pricing power alongside lower LTVs. In this evolving market landscape, we maintain a vigilant

Investment Team Discussion (Unaudited)

and measured approach, strategically identifying and evaluating opportunities that align with our underwriting criteria.

Deal Origination and Review Stats

Since inception of the Fund, Aksia has reviewed over $45 billion of private credit investments from >280 sourcing partners1. As of March 31, 2025, CAPIX has invested in 148 investments maintaining a balance between the direct lending sector (approximately 49%) and the other five complementary private credit sectors within the opportunity set. Overall, the private credit portfolio is comprised of primarily floating rate loans with an average spread over base rates of 6.7% while being defensively positioned with an average Loan-to-Value (LTV) of 44% and 92% of first lien exposure. We are happy to share additional information on the private credit markets from our proprietary data sets.

We greatly appreciate the support that we've received from our investors and interest in our approach. We look forward to an exciting and dynamic year ahead for the private credit markets.

Sincerely,

Calamos and Aksia

1 Based on initial communications with Managers. There is no guarantee that an investor can participate in any identified co-investment. Deals reviewed is not necessarily representative of the number of co-investments where full investment due diligence has been performed.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Additional Information About the Fund (Unaudited)

Calamos Aksia Alternative Credit and Income Fund

GROWTH OF $1,000,000: FOR THE PERIOD 6/08/23 THROUGH 3/31/25

AVERAGE ANNUAL TOTAL RETURN† AS OF 3/31/25*

	1 YEAR	SINCE INCEPTION (6/08/23)
Calamos Aksia Alternative Credit and Income Fund – Class A	11.39%	11.69%
Calamos Aksia Alternative Credit and Income Fund – Class C	10.40%	10.77%
Calamos Aksia Alternative Credit and Income Fund – Class I**	11.71%	11.93%
Calamos Aksia Alternative Credit and Income Fund – Class M	10.81%	11.14%
Morningstar LSTA US Leveraged Loan Index	6.86%	9.66%
Bloomberg U.S. Aggregate Bond Index	4.88%	4.03%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 882-8829.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge.

*  The returns reflect the actual performance for the period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

**  Minimum initial investment is $1,000,000.

The Expense Limitation and Reimbursement Agreement is in effect for a three-year period from April 28, 2023, the effective date of the Expense Limitation and Reimbursement Agreement ("Initial Term").

Fund performance is shown net of fees. For the Fund's current expense ratios, please refer to the Financial Highlights Section of this report. Performance results include the effect of expense reduction arrangements for some, or all the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The Morningstar LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment grade bond market.

Unmanaged index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT			VALUE
ASSET-BACKED SECURITIES (1.5%)
		Financial Services (1.5%)
$1,000,000		Barings Middle Market CLO 2023-II Ltd. 8.443% (3-Month Term SOFR+415 basis points), 1/20/2032[1,2,3]	$1,004,314
4,658,134	EUR	BNP Paribas 10.355% (3-Month Term EURIBOR+800 basis points), 9/26/2031[3,4,6]	5,036,909
500,000		Post CLO 2024-1 Ltd. 0.000% 4/20/2037[1,2,4,5]	415,000
1,000,000		Post CLO VI Ltd. 0.000% 1/20/2038[1,2,4,5]	850,000
250,000		Sandstone Peak II Ltd. 0.000% 7/20/2036[1,2,4,5]	254,775
500,000		Sandstone Peak III Ltd. 0.000% 4/25/2037[1,2,4,5]	440,000
			8,000,998
		TOTAL ASSET-BACKED SECURITIES (Cost $8,306,701)	8,000,998
CORPORATE LOANS (97.9%)
		Aerospace & Defense (1.5%)
1,935,000		Electro-Methods, L.P. First Lien Revolver, 0.750%, 2/20/2032[6,7,8]	(29,025)
8,065,000		First Lien Term Loan, 9.072% (3-Month Term SOFR+475 basis points), 2/20/2032[3,6,7]	7,944,025
			7,915,000
		Automobile Components (2.1%)
993,655		American Axle & Manufacturing, Inc. First Lien Term Loan, 7.322% (1-Month Term SOFR+300 basis points), 12/13/2029[2,3]	984,960
10,000,000		First Brands Group Intermediate LLC First Lien Term Loan, 11.297% (3-Month Term SOFR+700 basis points), 3/30/2027[3,6,7]	9,950,000
			10,934,960
		Banks (0.2%)
997,500		Dragon Buyer, Inc. First Lien Term Loan, 7.299% (3-Month Term SOFR+325 basis points), 9/30/2031[2,3]	991,266
		Building Products (0.1%)
397,000		MIWD Holding Company LLC First Lien Term Loan, 7.325% (1-Month Term SOFR+350 basis points), 3/28/2031[2,3]	390,825
		Capital Markets (0.7%)
735,294		ECP GOM III, LLC First Lien Delay Draw, 4.000%, 4/13/2029[6,8]	(1,103)
3,944,853		First Lien Term Loan, 10.560% (3-Month Term SOFR+625 basis points), 4/13/2029[3,6]	3,938,936
			3,937,833
PRINCIPAL AMOUNT			VALUE
		Chemicals (0.9%)
$991,839		Chemours Co. First Lien Term Loan, 7.324% (3-Month Term SOFR+350 basis points), 8/18/2028[2,3]	$990,599
1,980,000		Formulations Parent Corporation First Lien Term Loan, 10.073% (3-Month Term SOFR+575 basis points), 11/15/2030[3,6]	1,969,110
745,003		INEOS U.S. Finance LLC First Lien Term Loan, 7.575% (1-Month Term SOFR+325 basis points), 2/19/2030[2,3]	717,647
993,635		W.R. Grace Holdings LLC First Lien Term Loan, 7.549% (3-Month Term SOFR+325 basis points), 9/22/2028[2,3]	985,562
			4,662,918
		Commercial Services & Supplies (8.6%)
1,821,077	GBP	Arcmont Asset Management – Commercial Services & Supplies First Lien Delay Draw, 10.804% (3-Month Term SONIA+550 basis points), 7/21/2031[3,6,7,9,10]	478,889
4,097,423	GBP	First Lien Term Loan, 10.804% (3-Month Term SONIA+550 basis points), 7/21/2031[3,6,7,9]	5,160,816
115,286		Associations, Inc. First Lien Revolver, 11.061% (3-Month Term SOFR+650 basis points), 7/2/2028[3,6,9]	55,337
3,694,357		First Lien Term Loan, 11.065% (3-Month Term SOFR+650 basis points), 7/2/2028[3,6]	3,764,550
287,455		First Lien Delay Draw, 11.065% (3-Month Term SOFR+650 basis points), 7/2/2028[3,6,9]	76,845
115,286		First Lien Revolver, 11.080% (3-Month Term SOFR+650 basis points), 7/2/2028[3,6]	115,286
853,465		First Lien Term Loan, 14.250%, PIK Rate 14.250%,5/3/2030[6,10]	876,459
235,294		DMT Solutions Global Corporation First Lien Term Loan, 12.352% (3-Month Term SOFR+800 basis points), 8/30/2027[3,6]	232,941
235,294		First Lien Term Loan, 12.387% (3-Month Term SOFR+800 basis points), 8/30/2027[3,6]	232,941
203,235		First Lien Term Loan, 12.403% (3-Month Term SOFR+800 basis points), 8/30/2027[3,6]	201,203
220,147		First Lien Term Loan, 12.425% (1-Month Term SOFR+800 basis points), 8/30/2027[3,6]	217,946
118,442		Landscape Workshop, LLC First Lien Term Loan, 9.803% (1-Month Term SOFR+550 basis points), 3/31/2027[3,6]	116,073

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT			VALUE
$194,329		First Lien Delay Draw, 9.948% (3-Month Term SOFR+565 basis points), 3/31/2027[3,6,7,9]	$75,128
740,662		First Lien Term Loan, 9.949% (1-Month Term SOFR+565 basis points), 3/31/2027[3,6,7]	725,849
52,926		First Lien Delay Draw, 9.949% (3-Month Term SOFR+565 basis points), 3/31/2027[3,6]	52,396
10,641		First Lien Delay Draw, 9.953% (3-Month Term SOFR+565 basis points), 3/31/2027[3,6,7]	10,534
5,157		First Lien Delay Draw, 9.955% (3-Month Term SOFR+565 basis points), 3/31/2027[3,6,7]	5,106
50,341		First Lien Delay Draw, 9.963% (3-Month Term SOFR+565 basis points), 3/31/2027[3,6]	49,838
20,444		First Lien Delay Draw, 9.968% (3-Month Term SOFR+565 basis points), 3/31/2027[3,6]	20,240
734,699		Lynx Franchising, LLC First Lien Term Loan, 10.699% (6-Month Term SOFR+650 basis points), 12/23/2026[3,6,7]	734,699
3,182,962	SEK	Nordic Climate Group First Lien Delay Draw, 7.951% (STIBOR+550 basis points), 10/6/2031[3,6,9]	316,181
14,229,711	SEK	First Lien Term Loan, 7.995% (STIBOR+550 basis points), 10/6/2031[3,6,9]	1,414,930
1,861,225	EUR	First Lien Term Loan, 8.011% (3-Month Term EURIBOR+550 basis points), 10/6/2031[3,6,9]	2,009,551
4,352,037	SEK	First Lien Delay Draw, 8.011% (3-Month Term EURIBOR+550 basis points), 10/6/2031[3,6,9,10]	202,685
2,762,818	SEK	First Lien Delay Draw, 8.231% (3-Month Term EURIBOR+550 basis points), 10/6/2031[3,6,9]	274,446
4,987,500		Purple Cow Buyer LLC First Lien Term Loan, 9.303% (3-Month Term SOFR+500 basis points), 11/5/2030[3,6]	4,950,094
3,960,000		Security Services Acquisition Corp. First Lien Term Loan, 10.175% (1-Month Term SOFR+575 basis points), 9/30/2027[3,6]	3,960,000
10,740		SEI Holdings I Corporation First Lien Delay Draw, 9.314% (1-Month Term SOFR+500 basis points), 3/27/2028[3,6,7]	10,687
36,026		First Lien Delay Draw, 9.322% (1-Month Term SOFR+500 basis points), 3/27/2028[3,6,7]	35,846
42,260		First Lien Delay Draw, 9.325% (1-Month Term SOFR+500 basis points), 3/27/2028[3,6,7]	42,048
859,380		First Lien Term Loan, 9.325% (1-Month Term SOFR+500 basis points), 3/27/2028[3,6,7]	855,083
PRINCIPAL AMOUNT		VALUE
$34,638	First Lien Delay Draw, 9.439% (1-Month Term SOFR+500 basis points), 3/27/2028[3,6]	$34,465
3,000,000	Southern Graphics Inc. First Lien Revolver, 10.319% (1-Month Term SOFR+600 basis points), 12/18/2026[3,6,7,9]	2,676,000
6,455,351	VRC Companies LLC First Lien Term Loan, 10.052% (3-Month Term SOFR+550 basis points), 6/29/2027[3,6]	6,455,351
497,153	First Lien Delay Draw, 10.073% (3-Month Term SOFR+575 basis points), 6/29/2027[3,6]	497,153
5,983,469	First Lien Term Loan, 10.073% (3-Month Term SOFR+575 basis points), 6/29/2027[3,6]	5,983,469
2,884,500	World Water Works, Inc. First Lien Term Loan, 12.810% (3-Month Term SOFR+850 basis points), 7/3/2029[3,6]	2,880,173
		45,801,238
	Construction Materials (0.2%)
247,429	ACProducts Holdings, Inc. First Lien Term Loan, 8.811% (3-Month Term SOFR+425 basis points), 5/17/2028[2,3]	164,026
1,000,000	Eco Material Technologies, Inc. First Lien Term Loan, 7.466% (1-Month Term SOFR+325 basis points), 2/12/2032[2,3]	997,815
		1,161,841
	Construction & Engineering (4.6%)
342,466	BNP Associates, Inc. First Lien Revolver, 0.500%, 8/19/2030[6,8]	685
4,645,890	First Lien Term Loan, 9.799% (3-Month Term SOFR+550 basis points), 8/19/2030[3,6]	4,655,182
110,837	LJ Avalon Holdings LLC First Lien Revolver, 0.500%, 2/1/2029[6,8]	(554)
155,692	First Lien Delay Draw, 9.069% (3-Month Term SOFR+475 basis points), 2/1/2030[3,6,9]	68,686
312,586	First Lien Term Loan, 9.069% (3-Month Term SOFR+475 basis points), 2/1/2030[3,6]	311,023
5,956,359	Novel Mezzanine Borrower LLC Mezzanine Delay Draw, 27.500% (1-Month Term SOFR+1,375 basis points), 7/11/2030[3,6,9]	6,042,095
600,000	NRO Holdings III Corp. First Lien Revolver, 0.500%, 7/15/2030[6,8]	(12,600)
1,285,714	First Lien Delay Draw, 1.000%, 7/15/2031[6,8]	(14,143)
4,093,714	First Lien Term Loan, 9.552% (3-Month Term SOFR+525 basis points), 7/15/2031[3,6]	4,007,746

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT			VALUE
$533,333		OSR Intermediate LLC First Lien Delay Draw, 0.000%, 3/15/2029[4,6,8]	$533
106,667		First Lien Revolver, 10.046% (3-Month Term SOFR+575 basis points), 3/15/2029[3,6]	105,707
160,000		First Lien Revolver, 10.052% (3-Month Term SOFR+575 basis points), 3/15/2029[3,6]	158,560
2,640,000		First Lien Term Loan, 10.069% (1-Month Term SOFR+575 basis points), 3/15/2029[3,6]	2,616,240
426,667		First Lien Revolver, 10.072% (3-Month Term SOFR+575 basis points), 3/15/2029[3,6,9]	182,915
80,000		First Lien Revolver, 10.299% (3-Month Term SOFR+575 basis points), 3/15/2029[3,6]	79,280
26,667		First Lien Revolver, 10.069% (3-Month Term SOFR+575 basis points), 3/15/2029[3,6]	26,427
222,222		Southland Holdings LLC First Lien Delay Draw, 7.500%, 9/29/2028[6,7,8]	(889)
1,509,855		First Lien Term Loan, 11.718% (1-Month Term SOFR+725 basis points), 9/29/2028[3,6,7]	1,503,816
61,309		USIC Holdings, Inc. First Lien Revolver, 9.547% (3-Month Term SOFR+525 basis points), 9/5/2031[3,6]	61,370
383,182		First Lien Revolver, 9.563% (1-Month Term SOFR+525 basis points), 9/5/2031[3,6]	113,805
91,964		First Lien Revolver, 9.572% (1-Month Term SOFR+525 basis points), 9/5/2031[3,6]	92,056
248,410		First Lien Delay Draw, 9.813% (3-Month Term SOFR+550 basis points), 9/5/2031[3,6,9]	56,980
4,204,460		First Lien Term Loan, 9.813% (3-Month Term SOFR+550 basis points), 9/5/2031[3,6]	4,206,563
			24,261,483
		Consumer Staples Distribution & Retail (0.4%)
991,668		PetSmart, LLC. First Lien Term Loan, 8.175% (1-Month Term SOFR+375 basis points), 2/14/2028[2,3]	978,236
995,125		United Natural Foods, Inc. First Lien Term Loan, 9.075% (1-Month Term SOFR+475 basis points), 5/1/2031[2,3]	1,009,430
			1,987,666
		Containers & Packaging (2.0%)
103,895	EUR	Knpak Intermediate III Limited First Lien Revolver, 0.500%, 3/26/2031[6,8,11]	(1,101)
PRINCIPAL AMOUNT			VALUE
$674,797	EUR	First Lien Delay Draw, 1.000%, 3/26/2031[6,8,11]	$(1,702)
368,500		First Lien Delay Draw, 1.000%, 3/26/2031[6,8]	(3,132)
1,734,934	EUR	First Lien Term Loan, 7.855% (3-Month Term EURIBOR+550 basis points), 3/26/2031[3,6,11]	1,849,746
11,000	EUR	First Lien Revolver, 7.874% (1-Month Term EURIBOR+550 basis points), 3/26/2031[3,6,11]	11,728
11,000	EUR	First Lien Revolver, 7.886% (1-Month Term EURIBOR+550 basis points), 3/26/2031[3,6,11]	11,728
947,430		First Lien Term Loan, 9.799% (3-Month Term SOFR+550 basis points), 3/26/2031[3,6]	932,271
165,000		First Lien Revolver, 9.819% (1-Month Term SOFR+550 basis points), 3/26/2031[3,6,9]	24,860
110,000		First Lien Revolver, 9.825% (1-Month Term SOFR+550 basis points), 3/26/2031[3,6]	108,240
734,886		Tank Holding Corp. First Lien Term Loan, 10.175% (1-Month Term SOFR+575 basis points), 3/31/2028[3,6,7]	727,170
5,970,000		Transcendia Holdings, Inc. First Lien Term Loan, 10.825% (1-Month Term SOFR+650 basis points), 11/23/2029[3,6]	5,928,210
997,494		Veritiv Operating Co. First Lien Term Loan, 8.299% (1-Month Term SOFR+400 basis points), 11/29/2030[2,3]	993,404
			10,581,422
		Distributors (0.4%)
1,000,000		Clarios Global LP First Lien Term Loan, 7.074% (1-Month Term SOFR+275 basis points), 1/28/2032[2,3]	986,665
994,395		Windsor Holdings III LLC First Lien Term Loan, 7.069% (1-Month Term SOFR+275 basis points), 8/1/2030[2,3]	985,903
			1,972,568
		Diversified Consumer Services (1.2%)
1,473,282		Cambium Learning Group, Inc. First Lien Term Loan, 9.890% (3-Month Term SOFR+560 basis points), 7/20/2028[3,6]	1,473,283
770,000	EUR	PN VIII Holdco SARL First Lien Delay Draw, 7.869% (3-Month Term EURIBOR+550 basis points), 6/14/2030[3,6,9,11]	283,393
3,230,000	EUR	First Lien Term Loan, 8.160% (3-Month Term EURIBOR+550 basis points), 6/14/2030[3,6,11]	3,425,427

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT			VALUE
$997,494		TripAdvisor, Inc. First Lien Term Loan, 7.049% (1-Month Term SOFR+275 basis points), 7/8/2031[2,3]	$984,337
			6,166,440
		Diversified Telecommunication Services (1.8%)
600,000	EUR	Altissimum First Lien Delay Draw, 1.250%, 10/31/2030[6,8,11]	(3,453)
3,400,000	EUR	First Lien Term Loan, 8.183% (3-Month Term EURIBOR+550 basis points), 10/31/2030[3,6,11]	3,641,544
744,934		Cincinnati Bell, Inc. First Lien Term Loan, 7.075% (1-Month Term SOFR+275 basis points), 11/24/2028[2,3]	745,121
1,000,000		Consolidated Communications, Inc. First Lien Term Loan, 7.940% (1-Month Term SOFR+350 basis points), 10/4/2027[2,3]	998,205
997,500		Frontier Communications Holdings LLC First Lien Term Loan, 6.792% (1-Month Term SOFR+250 basis points), 7/1/2031[2,3]	997,814
1,638,621		Honeycomb Private Holdings II, LLC First Lien Term Loan, 9.800% (1-Month Term SOFR+550 basis points), 12/27/2029[3,6]	1,623,873
344,517		First Lien Delay Draw, 9.800% (3-Month Term SOFR+550 basis points), 12/27/2029[3,6]	341,417
1,000,000		Windstream Services LLC First Lien Term Loan, 9.175% (1-Month Term SOFR+475 basis points), 10/6/2031[2,3]	1,000,000
			9,344,521
		Electrical Equipment (0.5%)
266,667		Clarience Technologies LLC Unitranche Revolver, 10.047% (3-Month Term SOFR+575 basis points), 2/13/2030[3,6,9]	17,778
96,000		Unitranche Delay Draw, 1.000%, 2/13/2031[6,8]	960
170,240		First Lien Delay Draw, 10.035% (3-Month Term SOFR+575 basis points), 2/13/2031[3,6]	171,942
2,442,000		Unitranche Term Loan, 10.065% (3-Month Term SOFR+575 basis points), 2/13/2031[3,6]	2,466,420
			2,657,100
		Electronic Equipment, Instruments & Components (1.3%)
6,955,756		Opus Inspection, Inc. First Lien Term Loan, 12.800% (1-Month Term SOFR+850 basis points), PIK Rate 3.000%, 5/30/2030[3,6,10]	6,969,667
PRINCIPAL AMOUNT		VALUE
	Energy Equipment & Services (0.0%)
$247,500	New Fortress Energy, Inc. First Lien Term Loan, 9.795% (3-Month Term SOFR+550 basis points), 10/30/2028[2,3]	$212,850
	Financial Services (1.2%)
1,000,000	Clear SPV V US L.P. First Lien Delay Draw, 15.324% (1-Month Term SOFR+1,100 basis points), 4/5/2027[3,6]	984,500
2,222,000	Coller Credit Backed Loans & Notes, Ltd First Lien Delay Draw, 9.900% (3-Month Term SOFR+560 basis points), 10/31/2036[3,6,9]	601,918
2,142,857	Cor Leonis Limited First Lien Revolver, 11.549% (3-Month Term SOFR+725 basis points), 5/15/2028[3,6,9]	1,695,220
297,754	Fiesta Purchaser, Inc. First Lien Term Loan, 7.574% (1-Month Term SOFR+325 basis points), 2/12/2031[2,3]	296,006
585,348	Galway Borrower, LLC First Lien Delay Draw, 8.799% (3-Month Term SOFR+450 basis points), 9/29/2028[3,6]	586,518
353,418	First Lien Term Loan, 8.799% (3-Month Term SOFR+450 basis points), 9/29/2028[3,6]	354,125
141,551	More Cowbell II LLC First Lien Revolver, 9.203% (6-Month Term SOFR+500 basis points), 9/3/2029[3,6,9]	25,212
108,885	First Lien Delay Draw, 1.000%, 9/2/2030[6,8]	109
987,070	First Lien Term Loan, 8.888% (12-Month Term SOFR+500 basis points), 9/2/2030[3,6]	980,654
993,137	Osaic Holdings, Inc. First Lien Term Loan, 7.824% (1-Month Term SOFR+350 basis points), 8/16/2028[2,3]	987,025
		6,511,287
	Food Products (2.6%)
1,005,907	Clydesdale Acquisition Holdings, Inc. First Lien Term Loan, 7.500% (1-Month Term SOFR+375 basis points), 4/13/2029[2,3]	1,002,708
5,458,286	Ozark Holdings LLC First Lien Term Loan, 10.044% (3-Month Term SOFR+575 basis points), 8/5/2030[3,6]	5,406,432
6,944,925	Rushmore Investment III LLC First Lien Term Loan, 9.303% (3-Month Term SOFR+500 basis points), 10/18/2030[3,6]	6,896,310

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT		VALUE
$493,024	TKC Holdings, Inc. First Lien Term Loan, 9.319% (1-Month Term SOFR+500 basis points), 5/15/2028[2,3]	$490,456
		13,795,906
	Ground Transportation (0.1%)
32,205	ITI Intermodal Services, LLC First Lien Delay Draw, 10.399% (3-Month Term SOFR+600 basis points), 12/21/2027[3,6,7]	31,577
459,903	First Lien Term Loan, 10.649% (3-Month Term SOFR+625 basis points), 12/21/2027[3,6,7]	453,694
242,892	First Lien Delay Draw, 10.649% (3-Month Term SOFR+625 basis points), 12/21/2027[3,6,7]	239,613
		724,884
	Health Care Equipment & Supplies (2.1%)
101,010	Medical Device, Inc. First Lien Revolver, 0.500%, 7/11/2029[6,8]	(859)
623,838	First Lien Term Loan, 9.649% (3-Month Term SOFR+525 basis points), 7/11/2029[3,6]	618,536
937,500	Par Excellence Holdings, Inc. First Lien Revolver, 0.500%, 9/3/2030[6,8]	(9,375)
5,000,000	First Lien Term Loan, 9.286% (3-Month Term SOFR+500 basis points), 9/3/2030[3,6]	4,950,000
4,052,344	First Lien Term Loan, 9.318% (3-Month Term SOFR+500 basis points), 9/3/2030[3,6]	4,011,820
218,350	Peloton Interactive, Inc. First Lien Term Loan, 9.813% (1-Month Term SOFR+600 basis points), 5/30/2029[2,3]	220,761
1,606,720	TecoStar Holdings, Inc. First Lien Term Loan, 12.289% (3-Month Term SOFR+800 basis points), 7/6/2029[3,6,10]	1,626,804
		11,417,687
	Health Care Providers & Services (1.9%)
1,137,874	JDC Healthcare Management, LLC First Lien Term Loan, 15.819% (1-Month Term SOFR+800 basis points), PIK Rate 7.819%, 9/29/2028[3,6,7,10]	1,096,341
843,858	RCP Nats Purchaser, LLC First Lien Revolver, 0.500%, 3/19/2032[6,8]	(8,439)
1,205,511	First Lien Delay Draw, 0.00%, 3/19/2032[6,8]	(6,028)
6,027,555	First Lien Term Loan, 9.295% (3-Month Term SOFR+500 basis points), 3/19/2032[3,6]	5,967,279
2,301,356	Space Intermediate III, Inc. Unitranche Term Loan, 7.547% (3-Month Term SOFR+325 basis points), PIK Rate 3.000%, 11/8/2029[3,6,10]	2,315,165
PRINCIPAL AMOUNT		VALUE
$744,987	Star Parent, Inc. First Lien Term Loan, 8.299% (3-Month Term SOFR+375 basis points), 9/30/2030[2,3]	$713,326
		10,077,644
	Health Care Technology (2.7%)
833,333	Badge 21 Midco Holdings LLC First Lien Revolver, 9.009% (3-Month Term SOFR+475 basis points), 7/9/2030[3,6,9]	76,250
2,083,333	First Lien Delay Draw, 1.000%, 7/9/2031[6,8]	(2,083)
4,560,417	First Lien Term Loan, 9.049% (3-Month Term SOFR+475 basis points), 7/9/2031[3,6]	4,521,653
5,075,347	Honor Technology, Inc. First Lien Term Loan, 9.310% (3-Month Term SOFR+500 basis points), PIK Rate 2.500%, 5/30/2029[3,6,10]	5,034,744
1,970,000	PracticeTek Purchaser, LLC First Lien Term Loan, 10.041% (3-Month Term SOFR+575 basis points), 8/30/2029[3,6]	1,989,700
2,475,000	Ruby Buyer, LLC First Lien Term Loan, 10.553% (3-Month Term SOFR+625 basis points), 12/21/2029[3,6]	2,478,712
		14,098,976
	Hotel & Resort REITs (0.8%)
5,000,000	Scottsdale Plaza Resort & Villas First Lien Delay Draw, 13.286% (1-Month Term SOFR+896 basis points), 4/9/2027[3,6,7,9]	4,142,950
	Hotels, Restaurants & Leisure (0.4%)
206,030	Caesars Entertainment, Inc. First Lien Term Loan, 6.563% (1-Month Term SOFR+225 basis points), 2/6/2030[2,3]	205,172
964,272	Carnival Corp. First Lien Term Loan, 6.325% (1-Month Term SOFR+200 basis points), 8/9/2027[2,3]	964,031
741,724	Fertitta Entertainment, Inc. First Lien Term Loan, 7.825% (1-Month Term SOFR+375 basis points), 1/29/2029[2,3]	731,376
		1,900,579
	Household Durables (1.0%)
5,300,000	IB Appliances US Holdings, LLC First Lien Term Loan, 11.321% (1-Month Term SOFR+700 basis points), 1/7/2030[3,6]	5,146,300
666,667	First Lien Revolver, 11.322% (1-Month Term SOFR+700 basis points), 1/7/2030[3,6,9]	314,000
		5,460,300

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT		VALUE
	Insurance (5.8%)
$4,890,124	Accuserve Solutions, Inc. Unitranche Term Loan, 9.529% (6-Month Term SOFR+525 basis points), 3/15/2030[3,6]	$4,858,338
995,006	Acrisure LLC First Lien Term Loan, 7.325% (1-Month Term SOFR+300 basis points), 11/6/2030[2,3]	990,564
996,247	Alliant Holdings Intermediate LLC First Lien Term Loan, 7.069% (1-Month Term SOFR+300 basis points), 9/19/2031[2,3]	991,266
997,503	Amynta Agency Borrower, Inc. First Lien Term Loan, 7.324% (1-Month Term SOFR+300 basis points), 12/29/2031[2,3]	989,503
743,369	Assured Partners, Inc. First Lien Term Loan, 7.825% (1-Month Term SOFR+350 basis points), 2/14/2031[2,3]	745,078
993,123	BroadStreet Partners, Inc. First Lien Term Loan, 7.325% (1-Month Term SOFR+300 basis points), 6/16/2031[2,3]	985,764
991,768	HUB International Ltd. First Lien Term Loan, 6.787% (3-Month Term SOFR+250 basis points), 6/20/2030[2,3]	988,743
549,020	Norvax LLC First Lien Revolver, 1.000%, 11/5/2029[6,8]	(16,471)
7,413,726	First Lien Term Loan, 11.824% (1-Month Term SOFR+750 basis points), 11/5/2029[3,6]	7,191,314
8,000,000	Shelf Bidco Ltd. First Lien Term Loan, 9.303% (3-Month Term SOFR+500 basis points), 8/21/2031[3,6,7]	7,996,000
5,051,389	Tennessee Bidco Limited First Lien Term Loan, 7.762% (6-Month Term SOFR+350 basis points), PIK Rate 1.750% and 0.250%, 6/10/2031[3,6,10]	5,018,555
		30,738,654
	Interactive Media & Services (0.1%)
374,052	Revelstoke Bidco Limited First Lien Delay Draw, 2.188%, 11/29/2030[6,7,8]	4,115
625,948	First Lien Term Loan, 10.329% (3-Month Term SOFR+600 basis points), 11/29/2030[3,6,7]	623,444
		627,559
	IT Services (3.2%)
1,000,000	Camelot U.S. Acquisition LLC First Lien Term Loan, 7.075% (1-Month Term SOFR+275 basis points), 1/31/2031[2,3]	987,705
PRINCIPAL AMOUNT			VALUE
$2,345,968		Crimson Phoenix Solutions, LLC First Lien Delay Draw, 9.325% (3-Month Term SOFR+562 basis points), 12/6/2029[3,6]	$2,331,892
7,629,032		First Lien Term Loan, 10.239% (3-Month Term SOFR+594 basis points), 12/6/2029[3,6]	7,583,258
1,000,000		Level 3 Financing, Inc. First Lien Term Loan, 8.571% (1-Month Term SOFR+425 basis points), 3/29/2032[2,3]	989,530
994,941		Lumen Technologies, Inc. First Lien Term Loan, 6.789% (1-Month Term SOFR+235 basis points), 4/16/2029[2,3]	958,726
90,243		Salute Mission Critical LLC First Lien Revolver, 9.322% (1-Month Term SOFR+500 basis points), 11/30/2029[3,6,9]	8,167
894,671		First Lien Term Loan, 9.325% (1-Month Term SOFR+500 basis points), 11/30/2029[3,6]	886,171
714,286	EUR	Titan Group NL B.V. First Lien Delay Draw, 8.105% (3-Month EURIBOR+575 basis points), 11/24/2031[3,6,9,11]	104,753
1,785,714	EUR	First Lien Term Loan, 8.105% (3-Month EURIBOR+575 basis points), 11/24/2031[3,6,11]	1,890,370
1,020,503	EUR	Xebia Group Holding B.V. First Lien Term Loan, 11.183% (3-Month EURIBOR+850 basis points), 7/30/2027[3,6,10,11]	1,078,105
			16,818,677
		Life Sciences Tools & Services (0.2%)
984,779		Life Science Intermediate Holdings, LLC First Lien Delay Draw, 9.925% (1-Month Term SOFR+560 basis points), 6/10/2027[3,6]	972,470
		Machinery (1.3%)
6,982,500		Spectrum Safety Solutions Purchaser, LLC First Lien Term Loan, 9.310% (3-Month Term SOFR+500 basis points), 7/1/2031[3,6,7]	6,902,201
		Media (3.9%)
714,286		Best Version Media Acquisition, LLC First Lien Revolver, 0.500%, 12/31/2030[3,6,8]	(7,143)
11,756,250		First Lien Term Loan, 9.825% (1-Month Term SOFR+550 basis points), 12/31/2030[3,6]	11,638,687
750,000		Clear Channel Outdoor Americas, Inc. First Lien Term Loan, 8.439% (1-Month Term SOFR+400 basis points), 8/23/2028[2,3]	746,344
5,250,000		Diamond Sports Group, LLC First Lien Revolver, 9.119% (1-Month Term SOFR+480 basis points), 1/3/2028[3,6,7,9]	4,874,625

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT		VALUE
$157,729	DIRECT TV Inc. First Lien Term Loan, 9.552% (3-Month Term SOFR+500 basis points), 8/2/2027[2,3]	$158,146
1,000,000	Directv Financing LLC First Lien Term Loan, 10.097% (3-Month Term SOFR+525 basis points), 8/2/2029[2,3]	987,250
497,497	Gray Television, Inc. First Lien Term Loan, 9.573% (1-Month Term SOFR+525 basis points), 6/4/2029[2,3]	482,574
500,000	Sinclair Television Group, Inc. First Lien Term Loan, 7.733% (1-Month Term SOFR+330 basis points), 12/31/2029[2,3]	419,000
1,500,000	Virgin Media First Lien Term Loan, 6.934% (1-Month Term SOFR+250 basis points), 1/31/2028[2,3]	1,447,500
		20,746,983
	Mortgage Real Estate Investment Trusts (REITS) (0.6%)
3,000,000	Ready Term Holdings, LLC First Lien Delay Draw, 9.789% (3-Month Term SOFR+550 basis points), 4/12/2029[3,6]	2,961,000
	Oil, Gas & Consumable Fuels (8.4%)
5,859,959	Berry Corporation First Lien Delay Draw, 11.819% (1-Month Term SOFR+750 basis points), 1/31/2028[3,6,9]	5,400,089
14,845,311	Drubit LLC First Lien Term Loan, 9.812% (1-Month Term SOFR+550 basis points), 1/31/2031[3,6]	14,548,405
988,059	Par Pacific Holdings, Inc. First Lien Term Loan, 8.038% (3-Month Term SOFR+375 basis points), 2/28/2030[2,3]	972,621
9,750,000	Perdido Energy Holdings, LLC First Lien Term Loan, 11.049% (3-Month Term SOFR+675 basis points), 11/10/2028[3,6,7]	9,555,000
4,976,174	Salamanca Infrastructure LLC First Lien Delay Draw, 9.549% (3-Month Term SOFR+525 basis points), 12/31/2030[3,6,9,10]	4,652,452
134,228	First Lien Delay Draw, 9.553% (3-Month Term SOFR+525 basis points), 12/31/2030[3,6,10]	133,020
9,743,590	Tres Energy LLC First Lien Term Loan, 10.799% (3-Month Term SOFR+650 basis points), 11/2/2029[3,6,7]	9,509,743
		44,771,330
PRINCIPAL AMOUNT			VALUE
		Passenger Airlines (0.2%)
$396,000		Air Canada First Lien Term Loan, 6.319% (3-Month Term SOFR+200 basis points), 3/21/2031[2,3]	$392,163
415,402		United Airlines, Inc. First Lien Term Loan, 6.297% (3-Month Term SOFR+200 basis points), 2/24/2031[2,3]	415,030
			807,193
		Pharmaceuticals (0.2%)
1,021,749		Amneal Pharmaceuticals, LLC First Lien Term Loan, 9.825% (1-Month Term SOFR+550 basis points), 5/4/2028[2,3]	1,041,228
283,307		Jazz Pharmaceuticals plc First Lien Term Loan, 6.575% (1-Month Term SOFR+225 basis points), 5/5/2028[2,3]	283,520
			1,324,748
		Professional Services (9.1%)
608,696		Accordion Partners LLC First Lien Revolver, 0.500%, 11/17/2031[6,8]	(3,652)
827,826		First Lien Delay Draw, 9.536% (3-Month Term SOFR+525 basis points), 11/17/2031[3,6,9]	59,738
5,478,261		First Lien Term Loan, 9.549% (3-Month Term SOFR+525 basis points), 11/17/2031[3,6]	5,445,391
85,217		First Lien Delay Draw, 9.568% (3-Month Term SOFR+525 basis points), 11/17/2031[3,6]	84,706
2,226,238	GBP	Corsair Blade IV (Luxembourg) S.A.R.L. Unitranche Delay Draw, 2.500% (1-Month Term SONIA+350 basis points), PIK Rate 2.500%, 12/23/2030[3,6,10,11]	2,868,715
1,153,065	GBP	Unitranche Revolver, 8.605% (1-Month Term SONIA+350 basis points), PIK Rate 2.500%, 12/23/2030[3,6,10,11]	1,485,832
322,571	EUR	Unitranche Term Loan, 8.785% (3-Month Term EURIBOR+600 basis points), PIK Rate 2.500%, 12/23/2030[3,6,10,11]	347,929
382,062	GBP	Unitranche Revolver, 8.981% (3-Month Term EURIBOR+350 basis points), PIK Rate 2.500%, 12/23/2030[3,6,10,11]	492,322
2,000,000		Ers Holdings LLC First Lien Delay Draw, 0.750%, 5/3/2027[6,7,8]	—
3,950,000		First Lien Term Loan, 10.075% (1-Month Term SOFR+575 basis points), 5/3/2027[3,6,7,10]	3,950,000
10,000,000		FF4 Funding 2025 LLC First Lien Term Loan, 12.500%, 3/31/2028[6,7]	10,100,000

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT			VALUE
$144,541		Gerson Lehrman Group, Inc. First Lien Revolver, 0.500%, 12/13/2027[6,8]	$723
2,855,459		First Lien Term Loan, 9.449% (3-Month Term SOFR+500 basis points), 12/13/2027[3,6]	2,868,308
408,163		Riptide Parent LLC First Lien Revolver, 0.500%, 8/2/2030[6,8]	(4,286)
4,568,878		First Lien Term Loan, 9.564% (1-Month Term SOFR+525 basis points), 8/2/2030[3,6]	4,520,904
734,018		Royal Holdco Corporation First Lien Term Loan, 10.141% (3-Month Term SOFR+575 basis points), 12/30/2027[3,6,7]	733,284
744,375		UKG, Inc. First Lien Term Loan, 7.300% (3-Month Term SOFR+350 basis points), 2/10/2031[2,3]	743,634
11,970,000		Vensure Employer Services First Lien Term Loan, 9.303% (3-Month Term SOFR+500 basis points), 9/26/2031[3,6,7]	11,898,180
225,433	GBP	Zorro Midco 2 Limited First Lien Term Loan, 9.804% (1-Month Term SONIA+500 basis points), 10/13/2031[3,6,7,11]	288,161
363,636	GBP	First Lien Delay Draw, 9.357% (3-Month Term SONIA+490 basis points), 10/13/2031[3,6,7,9,11]	176,070
1,636,364	GBP	First Lien Term Loan, 9.700% (3-Month Term SONIA+500 basis points), 10/13/2031[3,6,7,11]	2,091,697
3,090,823	SEK	First Lien Term Loan, 9.704% (3-Month Term EURIBOR+510 basis points), 10/13/2031[3,6,7,11]	304,261
			48,451,917
		Real Estate Management & Development (10.1%)
524,941		400 NE 2nd Street Owner LLC First Mortgage Delay Draw, 8.773% (1-Month Term SOFR+445 basis points), 9/1/2025[3,6,7]	524,941
10,000,000		Fontainebleau Miami Mezz Borrower, LLC First Lien Delay Draw, 11.350% (3-Month Term SOFR+700 basis points), 12/9/2026[3,6,7,9]	9,333,333
3,040,510		G4 18208, LLC & G4 18210, LLC Mezzanine Term Loan, 9.473% (1-Month Term SOFR+515 basis points), 10/19/2026[3,6]	3,049,632
10,000,000		G4 18222, LLC & G4 18223, LLC First Lien Term Loan, 12.002% (1-Month Term SOFR+768 basis points), 12/1/2027[3,6,7]	10,000,000
3,000,000		G4 18259 LLC First Lien Term Loan, 10.323% (1-Month Term SOFR+600 basis points), 5/1/2026[3,6]	3,000,000
PRINCIPAL AMOUNT			VALUE
$6,000,000		Henderson Park Real Estate Fund I First Lien Term Loan, 10.580% (1-Month Term SOFR+525 basis points), 6/1/2026[3,6,7]	$5,997,000
2,492,383		HSRE-CAPMED Prosperity I, LLC First Mortgage Term Loan, 8.825% (1-Month Term SOFR+450 basis points), 11/3/2026[3,6,7]	2,492,383
11,015,337		MDR Hotels, LLC First Lien Delay Draw, 9.723% (1-Month Term SOFR+540 basis points), 11/12/2027[3,6,10]	11,015,337
1,500,000	EUR	Omdus Holding B.V. Unitranche Term Loan, 7.655% (3-Month Term EURIBOR+530 basis points), 6/27/2029[3,6,11]	1,621,972
201,646		Peebles El Ad Tribeca Mezz LLC Mezzanine Term Loan, 12.213% (1-Month Term SOFR+788 basis points), 6/1/2026[3,6]	201,646
7,500,000		WMG Bryan Dairy Owner, LLC First Lien Delay Draw, 10.000%, PIK rate 2.500%, 3/19/2029[3,6,7,9]	6,379,694
			53,615,938
		Software (12.4%)
19,142		1WS Intermediate, Inc. First Lien Delay Draw, 9.171% (1-Month Term SOFR+475 basis points), 7/8/2025[3,6,7]	19,142
715,387		First Lien Term Loan, 9.197% (3-Month Term SOFR+475 basis points), 7/8/2025[3,6,7]	715,387
2,992,500		Alpine Merger Sub, Inc. First Lien Term Loan, 9.299% (3-Month Term SOFR+500 basis points), 6/21/2029[3,6,7]	3,005,966
2,962,231		Apryse Software, Inc. First Lien Term Loan, 9.291% (3-Month Term SOFR+500 basis points), 7/15/2027[3,6]	3,002,221
1,639,344	EUR	Arcmont Asset Management – Software First Lien Delay Draw, 1.000%, 9/11/2031[6,8,11]	(42,072)
3,360,656	EUR	First Lien Term Loan, 7.978% (3-Month Term EURIBOR+550 basis points), 9/11/2031[3,6,7,11]	3,552,164
802,344		Arrow Buyer, Inc. First Lien Term Loan, 10.049% (3-Month Term SOFR+575 basis points), 6/30/2030[3,6]	791,111
186,969		First Lien Delay Draw, 10.049% (3-Month Term SOFR+575 basis points), 6/30/2030[3,6,9]	50,984
1,097,391		BMC Software, Inc. First Lien Term Loan, 9.005% (1-Month Term SOFR+300 basis points), 7/30/2031[2,3]	1,079,844
1,000,000		Cardinal Parent, Inc. First Lien Term Loan, 12.250% 1/25/2027[6]	995,000

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT			VALUE
$1,136,842	EUR	Delight Bidco SAS Unitranche Delay Draw, 8.412% (3-Month Term EURIBOR+550 basis points), 1/23/2031[3,6,7,9,11]	$369,297
1,563,158	EUR	Unitranche Term Loan, 8.183% (3-Month Term EURIBOR+550 basis points), 1/23/2031[3,6,7,11]	1,664,912
135,135		Enverus Holdings, Inc. First Lien Revolver, 0.500%, 12/24/2029[6,8]	—
33,745		First Lien Delay Draw, 1.000%, 12/24/2029[6,8]	591
55,058		First Lien Term Loan, 9.821% (1-Month Term SOFR+550 basis points), 12/24/2029[3,6]	55,608
1,758,301		First Lien Term Loan, 9.825% (1-Month Term SOFR+550 basis points), 12/24/2029[3,6]	1,775,884
5,962,500		Evergreen IX Borrower 2023, LLC Unitranche Term Loan, 9.049% (3-Month Term SOFR+475 basis points), 9/30/2030[3,6]	5,950,575
1,980,000		Finastra USA, Inc. First Lien Term Loan, 11.428% (6-Month Term SOFR+725 basis points), 9/13/2029[3,6]	1,980,990
2,968,741		GS Acquisitionco, Inc. First Lien Term Loan, 9.549% (3-Month Term SOFR+525 basis points), 5/25/2028[3,6]	2,968,741
550,459		HSI Halo Acquisition, Inc. First Lien Revolver, 0.500%, 6/28/2030[6,8]	—
682,569		First Lien Delay Draw, 1.000%, 6/30/2031[6,8]	9,556
4,612,294		First Lien Term Loan, 9.291% (3-Month Term SOFR+500 basis points), 6/30/2031[3,6]	4,653,804
142,761		First Lien Delay Draw, 9.291% (3-Month Term SOFR+500 basis points), 6/30/2031[3,6]	144,046
260,870		Icefall Parent, Inc. First Lien Revolver, 0.500%, 1/25/2030[6,8]	—
2,739,130		First Lien Term Loan, 10.791% (3-Month Term SOFR+650 basis points), 1/25/2030[3,6]	2,762,413
3,473,750		Metropolis Technologies, Inc. First Lien Term Loan, 10.425% (1-Month Term SOFR+600 basis points), 5/16/2031[3,6]	3,468,539
980,000		NF HoldCo LLC First Lien Term Loan, 10.829% (3-Month Term SOFR+650 basis points), 4/2/2029[3,6,7]	979,020
736,894		OSP Hamilton Purchaser, LLC First Lien Term Loan, 9.291% (3-Month Term SOFR+500 basis points), 12/28/2029[3,6,7]	740,579
PRINCIPAL AMOUNT			VALUE
$1,500,000		Playtika Holding Corp. First Lien Term Loan, 7.187% (1-Month Term SOFR+275 basis points), 3/13/2028[2,3]	$1,485,945
683,756	GBP	Proactis Holdings Limited First Lien Term Loan, 14.950% (Daily SONIA+1,040 basis points), PIK Rate 6.650%, 8/16/2029[3,6,7,10,11]	876,225
995,000		Rocket Software, Inc. First Lien Term Loan, 8.575% (1-Month Term SOFR+475 basis points), 11/28/2028[2,3]	993,761
1,000,000		Serrano Parent, LLC First Lien Term Loan, 10.920% (6-Month Term SOFR+650 basis points), 5/13/2030[3,6]	1,002,000
10,000,000		Solen Software Group, Inc. First Lien Term Loan, 13.250% (3-Month Term SOFR+850 basis points), 6/28/2030[3,6]	9,840,000
6,822,857		Togetherwork Holdings, LLC First Lien Term Loan, 9.325% (1-Month Term SOFR+500 basis points), 5/19/2031[3,6]	6,833,092
1,142,428		First Lien Delay Draw, 9.325% (1-Month Term SOFR+500 basis points), 5/19/2031[3,6,9]	179,999
958,378		Vital Buyer, LLC First Lien Term Loan, 9.818% (3-Month Term SOFR+550 basis points), 6/1/2028[3,6,7]	953,107
2,985,381		Zoro Merger Sub, Inc. First Lien Term Loan, 9.303% (3-Month Term SOFR+500 basis points), 11/22/2028[3,6,7]	2,983,888
			65,842,319
		Specialty Retail (0.4%)
305,530		Bestop, Inc. First Lien Delay Draw, 1.000%, 3/29/2029[6,8]	(3,361)
2,172,525		First Lien Term Loan, 9.799% (3-Month Term SOFR+550 basis points), 3/29/2029[3,6]	2,148,628
248,750		Staples, Inc. First Lien Term Loan, 10.041% (3-Month Term SOFR+575 basis points), 9/10/2029[2,3]	221,636
			2,366,903
		Technology Hardware, Storage & Peripherals (0.8%)
1,000,000	EUR	Sumup Holdings Luxembourg First Lien Delay Draw, 1.950%, 4/25/2031[6,8,11]	10,619
4,000,000	EUR	First Lien Delay Draw, 9.034% (3-Month Term EURIBOR+650 basis points), 4/25/2031[3,6,11]	4,323,097
			4,333,716

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT		VALUE
	Textiles, Apparel & Luxury Goods (0.5%)
$358,139	Blue Point Capital Partners (NSA) First Lien Delay Draw, 1.000%, 5/17/2030[6,8]	$2,686
1,904,215	First Lien Term Loan, 9.049% (1-Month Term SOFR+475 basis points), 5/17/2030[3,6]	1,904,215
222,262	BPCP NSA Intermedco, Inc. First Lien Delay Draw, 9.049% (3-Month Term SOFR+475 basis points), 5/17/2030[3,6]	222,262
750,000	Chinos Intermediate 2 LLC First Lien Term Loan, 10.291% (3-Month Term SOFR+600 basis points), 9/29/2031[2,3]	747,814
		2,876,977
	Trading Companies & Distributors (1.1%)
297,872	Ambient Enterprises Holdco LLC First Lien Revolver, 0.500%, 12/7/2029[6,8]	(4,021)
1,287,251	First Lien Delay Draw, 0.750%, 6/28/2030[6,8]	(6,115)
2,139,746	First Lien Term Loan, 10.049% (3-Month Term SOFR+575 basis points), 6/28/2030[3,6]	2,110,860
4,018,908	First Lien Term Loan, 10.049% (3-Month Term SOFR+575 basis points), 6/28/2030[3,6]	3,964,652
		6,065,376
	Transportation Infrastructure (0.3%)
1,400,000	FB FLL Aviation LLC First Lien Delay Draw, 11.325% (1-Month Term SOFR+700 basis points), 7/19/2028[3,6]	1,379,700
	TOTAL CORPORATE LOANS (Cost $517,602,929)	519,683,472
NUMBER OF SHARES
INVESTMENT COMPANIES / ETFs (1.5%)
	Fixed Income (1.5%)
124,688	Franklin Senior Loan ETF	3,014,333
241,371	Invesco Senior Loan ETF	4,996,997
		8,011,330
	TOTAL INVESTMENT COMPANIES / ETFs (Cost $8,043,566)	8,011,330
PREFERRED STOCKS (1.6%)
	Building Products (0.4%)
2,216,729	Great Day Global, LLC 10.500%, PIK Rate 10.500%, 1/31/2028[4,6,10]	2,199,853
	Commercial Services & Supplies (0.2%)
961	World Water Works, Inc. 17.000% 7/3/2029[4,6]	1,055,473
NUMBER OF SHARES		VALUE
	Software (1.0%)
4,759	Netskope, Inc. 3.000% 8/1/2029[4,6]	$5,064,861
	TOTAL PREFERRED STOCKS (Cost $8,126,766)	8,320,187
WARRANTS (0.1%)
	Capital Markets (0.0%)
6,144	Betterment Holdings, Inc. Exercise Price $0.01, Expiration 10/6/2033[6,7]	25,011
	Commercial Services & Supplies (0.0%)
206	World Water Works, Inc. Exercise Price $0.01, Expiration 7/3/2034[6]	33,092
	Electronic Equipment, Instruments & Components (0.1%)
375	Opus Group AB Exercise Price $2,000, Expiration 5/31/2034[6]	196,013
50	Opus Inspection, Inc. Exercise Price $15,000, Expiration 5/31/2034[6]	—
		196,013
	Financial Services (0.0%)
1,681,901	CFT Clear Finance Technology Corp. Exercise Price $0.01, Expiration 10/3/2035[6]	24,321
	Health Care Technology (0.0%)
98,849	Honor Technology, Inc. Exercise Price $0.01, Expiration 5/30/2034[6]	73,173
	Household Durables (0.0%)
1,073	IB Appliances US Holdings, LLC Exercise Price $0.01, Expiration 1/6/2035[6]	15,391
	TOTAL WARRANTS (Cost $0)	367,001
PRINCIPAL AMOUNT
SUBORDINATED DEBT (1.3%)
	Capital Markets (0.5%)
$2,655,292	Sagittarius Holdings, Ltd. Unsecured / Mezz Delayed Draw, 9.052% (3-Month Term SOFR+650 basis points), 12/23/2027[3,6]	2,655,292
	Electronic Equipment, Instruments & Components (0.2%)
1,047,611	AMG Investment Holdings IV LLC Unsecured / Mezz Delayed Draw, 12.000%, PIK Rate 2.250%, 8/13/2028[6,10]	1,055,199

See accompanying Notes to Consolidated Financial Statements.

Consolidated Schedule of Investments As of March 31, 2025

PRINCIPAL AMOUNT		VALUE
	Financial Services (0.6%)
$2,000,000	Blue Owl Technology Income Corp. Unsecured / Mezz Delayed Draw, 9.052% (3-Month Term SOFR+475 basis points), 1/15/2029[3,6]	$2,115,000
2,778,000	Coller Credit Backed Loans & Notes, Ltd 0.000%, 10/31/2036[4,6,9]	1,111,398
		3,226,398
	SUBORDINATED DEBT (Cost $6,507,861)	6,936,889
NUMBER OF SHARES
PRIVATE INVESTMENT FUNDS (10.2%)
	Capital Markets (0.7%)
N/A	BSOF SRT Parallel Onshore Fund L.P.[12,13]	801,284
N/A	Eagle Point SRT Co-Invest I LP12,13	1,012,011
N/A	Landmark Acquisition Fund 57 Wrigley LP12,13	1,998,362
		3,811,657
	Financial Services (7.1%)
N/A	BPC Opportunities Fund V LP12,13	4,735,016
N/A	Bridgepoint Credit Opportunities III "A" LP12,13	1,194,764
N/A	CCS Co-Investment Vehicle 1 LP Incorporated[12,13]	2,078,140
N/A	CCS Co-Investment Vehicle 2 LP Incorporated[12,13]	5,150,006
N/A	Dawson Portfolio Finance 5 LP12,13	556,898
N/A	Sima Holdings LP12,13	8,006,275
394,086	T. Rowe Price OHA Select Private Credit Fund[13]	10,796,116
192,994	TPG Twin Brook Capital Income Fund[13]	4,878,304
		37,395,519
	Machinery (0.1%)
N/A	Arena Secondaries and Liquidity Solutions, LP12,13	608,493
	Passenger Airlines (0.7%)
2,276,093	ACM ASOF VIII 757 Feeder LLC[13]	1,539,681
N/A	CL-EA Co-Investment Opportunities I, L.P.[12,13]	2,282,804
		3,822,485
	Real Estate Management & Development (1.6%)
N/A	BP Holdings Zeta LP12,13	2,200,595
N/A	Locust Point Senior Mortgage Fund, L.P.[12,13]	6,329,552
		8,530,147
	TOTAL PRIVATE INVESTMENT FUNDS (Cost $48,566,071)	54,168,301
NUMBER OF SHARES		VALUE
SHORT-TERM INVESTMENTS (1.6%)
8,378,021	Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Share Class, 4.27%[14]	$8,378,021
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,378,021)	8,378,021
	TOTAL INVESTMENTS (115.7%) (Cost $605,531,915)	613,866,199
LIABILITIES LESS OTHER ASSETS (15.7%)		(83,326,025)
NET ASSETS (100.0%)		$530,540,174

USD  United States Dollar

SEK  Swedish Krona

EUR  Euro

GBP  Pound Sterling

CLO  Collateralized Loan Obligation

ETF  Exchange-Traded Fund

EURIBOR  Euro Interbank Offered Rate

LLC  Limited Liability Company

LP  Limited Partnership

SOFR  Secured Overnight Financing Rate

SONIA  Sterling Overnight Index Average

STIBOR  Stockholm Interbank Offered Rate

US  United States

1  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,964,089, which represents 0.56% of the total net assets of the Fund.

2  Callable.

3  Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

4  Non-income producing.

5  Variable rate security. Rate shown is the rate in effect as of period end.

6  Level 3 securities fair valued under procedures established by the Board of Trustees, represents 93.75% of Net Assets. The total value of these securities is $497,374,046.

7  This investment was made through a participation. Please see Note 2 for a description of loan participations.

8  Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See Note 2 for additional information.

9  A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See Note 2 for additional information.

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Schedule of Investments As of March 31, 2025

10  Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.

11  Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.

12  Private investment company does not issue shares or units.

13  Investment valued using net asset value per share as practical expedient.

14  The rate is the annualized seven-day yield at period end.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

SALE CONTRACTS	SETTLEMENT DATE	COUNTERPARTY	CURRENCY EXCHANGE	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT MARCH 31, 2025	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	4/15/2025	Bank of America	EUR per USD	249,230	$269,658	$269,712	$(54)
GBP	4/15/2025	Bank of America	GBP per USD	6,394,588	8,295,923	8,260,140	35,783
EUR	4/15/2025	Bank of New York	EUR per USD	3,285,041	3,565,363	3,555,008	10,355
GBP	4/15/2025	Goldman Sachs & Co.	GBP per USD	4,375,133	5,668,375	5,651,531	16,844
EUR	4/15/2025	Northern Trust	EUR per USD	26,450,539	28,902,107	28,624,266	277,841
SEK	4/15/2025	Northern Trust	SEK per USD	25,084,748	2,498,085	2,497,817	268
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$49,199,511	$48,858,474	$341,037

See accompanying Notes to Consolidated Financial Statements.

Consolidated Summary of Investments As of March 31, 2025 (Unaudited)

SECURITY TYPE/SECTOR	PERCENT OF TOTAL NET ASSETS
Corporate Loans
Software	12.4%
Real Estate Management & Development	10.1%
Professional Services	9.1%
Commercial Services & Supplies	8.6%
Oil, Gas & Consumable Fuels	8.4%
Insurance	5.8%
Construction & Engineering	4.6%
Media	3.9%
IT Services	3.2%
Health Care Technology	2.7%
Food Products	2.6%
Health Care Equipment & Supplies	2.1%
Automobile Components	2.1%
Containers & Packaging	2.0%
Health Care Providers & Services	1.9%
Diversified Telecommunication Services	1.8%
Aerospace & Defense	1.5%
Electronic Equipment, Instruments & Components	1.3%
Machinery	1.3%
Financial Services	1.2%
Diversified Consumer Services	1.2%
Trading Companies & Distributors	1.1%
Household Durables	1.0%
Chemicals	0.9%
Technology Hardware, Storage & Peripherals	0.8%
Hotel & Resort REITs	0.8%
Capital Markets	0.7%
Mortgage Real Estate investment Trusts (REITs)	0.6%
Textiles, Apparel & Luxury Goods	0.5%
Electrical Equipment	0.5%
Specialty Retail	0.4%
Consumer Staples Distribution & Retail	0.4%
Distributors	0.4%
Hotels, Restaurants & Leisure	0.4%
Transportation Infrastructure	0.3%
Pharmaceuticals	0.2%
Construction Materials	0.2%
Banks	0.2%
Life Sciences Tools & Services	0.2%
Passenger Airlines	0.2%
Ground Transportation	0.1%
Interactive Media & Services	0.1%
Building Products	0.1%
Energy Equipment & Services	0.0%
Total Corporate Loans	97.9%
SECURITY TYPE/SECTOR	PERCENT OF TOTAL NET ASSETS
Private Investment Funds
Financial Services	7.1%
Real Estate Management & Development	1.6%
Passenger Airlines	0.7%
Capital Markets	0.7%
Machinery	0.1%
Total Private Investment Funds	10.2%
Short-Term Investments
Total Short-Term Investments	1.6%
Preferred Stocks
Software	1.0%
Building Products	0.4%
Commercial Services & Supplies	0.2%
Total Preferred Stocks	1.6%
Investment Companies / ETFs
Fixed Income	1.5%
Subordinated Debt
Financial Services	0.6%
Capital Markets	0.5%
Electronic Equipment, Instruments & Components	0.2%
Total Subordinated Debt	1.3%
Asset-Backed Securities
Financial Services	1.5%
Warrants
Electronic Equipment, Instruments & Components	0.1%
Health Care Technology	0.0%
Commercial Services & Supplies	0.0%
Capital Markets	0.0%
Financial Services	0.0%
Household Durables	0.0%
Total Warrants	0.1%
Total Investments	115.7%
Liabilities in Excess of Other Assets	(15.7)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Statement of Assets and Liabilities March 31, 2025

ASSETS
Investments in securities, at value (cost $605,531,915)	$613,866,199
Cash	3,780,050
Foreign currency, at value (cost $130,143)	130,243
Unrealized appreciation on forward foreign currency exchange contracts	341,091
Receivables:
Accrued interest	4,571,143
Fund shares sold	1,487,633
Investments sold	144,356
Other assets	59,867
Total assets	624,380,582
LIABILITIES
Unrealized depreciation on forward foreign currency exchange contracts	54
Payables:
Secured credit facility, net (Note 2)	74,993,127
Investments purchased	17,752,728
Investment Advisory fees	125,559
Current tax liability (Note 2)	82,191
Interest on secured credit facility (Note 2)	55,322
Distribution fees (Note 3)	880
Other accounts payable and accrued liabilities(a)	830,547
Total liabilities	93,840,408
NET ASSETS	$530,540,174
COMPOSITION OF NET ASSETS
Paid in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$523,363,317
Accumulated distributable earnings (deficit)	7,176,857
NET ASSETS	$530,540,174

(a) Separately, see Note 2 Commitment and Contingencies for detail on unfunded commitments.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Assets and Liabilities March 31, 2025 (Continued)

MAXIMUM OFFERING PRICE PER SHARE
Class A:
Net assets applicable to shares outstanding	$1,616,136
Shares of beneficial interest issued and outstanding	151,254
Net asset value, offering and redemption price per share	$10.68
Maximum sales charge (2.25% of offering price)*	$0.25
Maximum offer price to public	$10.93
Class C:
Net assets applicable to shares outstanding	$662,887
Shares of beneficial interest issued and outstanding	62,191
Net asset value, offering and redemption price per share	$10.66
Class I:
Net assets applicable to shares outstanding	$528,224,792
Shares of common stock issued and outstanding	49,440,584
Net asset value, offering and redemption price per share	$10.68
Class M:
Net assets applicable to shares outstanding	$36,359
Shares of beneficial interest issued and outstanding	3,402
Net asset value, offering and redemption price per share	$10.69
* Investors in Class A Shares may be charged a sales charge of up to 2.25% of the subscription amount.

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Statement of Operations For the Year Ended March 31, 2025

INVESTMENT INCOME
Interest	$31,853,236
Payment-in-kind interest	1,256,254
Distributions from private investment vehicles	952,337
Dividends	581,718
Total investment income	34,643,545
EXPENSES
Investment management fees	3,803,121
Interest on secured credit facility (Note 2)	2,943,100
Interest on subsequent close of private investment vehicles	632,389
Legal fees	501,299
Fund accounting and administration fees	373,227
Sub Transfer agent fees—Class A	210
Sub Transfer agent fees—Class I	276,958
Audit fees	210,002
Trustees' fees and officer compensation	198,036
Shareholder reporting fees	131,791
Insurance fees	124,588
Transfer agent fees	85,208
Registration fees	68,027
Custodian fees	59,797
Interest on corporate loans	17,677
Distribution fees—Class A (Note 3)	3,689
Distribution fees—Class C (Note 3)	1,532
Distribution fees—Class M (Note 3)	259
Miscellaneous	201,048
Total expenses	9,631,958
Expenses waived by Advisor (Note 3)	(1,425,780)
Net expenses	8,206,178
NET INVESTMENT INCOME (LOSS), BEFORE TAXES	26,437,367
Current tax benefit/(expense)	(82,191)
NET INVESTMENT INCOME, NET OF TAXES	26,355,176
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Current tax (expense)/benefit
Investments	450,258
Foreign currency transactions	365,405
Forward foreign currency exchange contracts	(475,758)
Net realized gain (loss)	339,905
Change in unrealized appreciation/(depreciation) on:
Investments	6,666,540
Foreign currency translations	(7,042)
Forward foreign currency exchange contracts	181,662
Net change in unrealized appreciation/(depreciation)	6,841,160
NET GAIN (LOSS)	7,181,065
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,536,241

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statements of Changes in Net Assets

	FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023[1] THROUGH MARCH 31, 2024[2]
OPERATIONS
Net investment income (loss), net of taxes	$26,355,176	$4,575,962
Net realized gain (loss) on investments, foreign currency and forward foreign currency exchange contracts	339,905	(83,421)
Net change in unrealized appreciation/depreciation on investments, foreign currency and forward foreign currency exchange contracts	6,841,160	1,839,294
Net increase (decrease) in net assets resulting from operations	33,536,241	6,331,835
DISTRIBUTIONS TO SHAREHOLDERS
Distributions:
Class A	(142,173)	(20,676)
Class C	(16,306)	(935)
Class I	(30,255,094)	(2,102,005)
Class M	(3,230)	(979)
Total distributions to shareholders	(30,416,803)	(2,124,595)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold:
Class A	629,724	898,774
Class C	621,191	30,000
Class I	404,998,065	126,866,367
Class M	—	30,000
Reinvestment of distributions:
Class A	28,175	2,631
Class C	10,891	935
Class I	7,866,520	1,211,721
Class M	3,230	979
Cost of shares repurchased:
Class I	(18,087,321)	(1,998,386)
Net increase (decrease) in net assets from capital transactions	396,070,475	127,043,021
TOTAL INCREASE (DECREASE) IN NET ASSETS	399,189,913	131,250,261
NET ASSETS
Beginning of period	$131,350,261	$100,000[3]
End of period	$530,540,174	$131,350,261

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Statements of Changes in Net Assets (Continued)

	FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023[1] THROUGH MARCH 31, 2024[2]
CAPITAL SHARE TRANSACTIONS
Shares sold:
Class A	$59,841	$88,490
Class C	58,071	3,000
Class I	38,095,258	12,360,028
Class M	—	3,000
Shares reinvested:
Class A	2,665	258
Class C	1,028	92
Class I	744,539	118,990
Class M	306	96
Shares repurchased:
Class I	(1,697,089)	(191,142)
Net increase (decrease) in capital share transactions	37,264,619	12,382,812

1 Commencement of operations.

2 As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.

3 The total initial seed share purchase made on January 26, 2023 of $100,000 included 10,000 shares purchased at $10 per share.

See accompanying Notes to Consolidated Financial Statements.

Consolidated Statement of Cash Flows

FOR THE YEAR ENDED MARCH 31, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$33,536,241
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(627,158,387)
Sales of long-term portfolio investments	175,257,055
Purchase/Sales of short-term investments—net	(7,744,489)
Sales of short-term portfolio investments	3,433,420
Payment-in-kind interest added to principal amount of investment	(1,256,254)
Net amortization on investments	(547,392)
Net realized gain (loss) from investments	(450,258)
Net realized gain (loss) from foreign currency transactions	(365,405)
Net change in unrealized appreciation/(depreciation) on investments	(6,666,540)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	7,042
Net change in unrealized appreciation/(depreciation) on forward currency exchange contracts	(181,662)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest	(3,118,037)
Other assets	32,160
Increase/(decrease) in liabilities:
Interest on secured credit facility (Note 2)	41,226
Investment Advisory fees	(23,465)
Distribution fees (Note 3)	627
Deferred tax liability (Note 2)	82,191
Other accounts payable and accrued liabilities	436,965
Net cash provided by/(used in) operating activities	(434,684,962)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold, net of change in receivable	406,165,284
Distributions paid to shareholders, net of reinvestments	(22,507,987)
Cost of shares repurchased	(18,087,321)
Payments on secured credit facility (see note 2)	(35,024,229)
Proceeds from secured credit facility (see note 2)	101,500,000
Net cash provided by/(used in) financing activities	432,045,747
Net increase/(decrease) in cash and foreign currency	(2,639,215)
Effect of foreign exchange rate changes on cash	7,351
Cash and foreign currency at beginning of period	6,542,157
Cash and foreign currency at end of period	$3,910,293
End of period balances
Cash	$3,780,050
Foreign currency, at value (cost $130,143)	130,243
Total end of period balances	$3,910,293

Supplemental disclosure of cash flow information

Cash paid for interest on credit facility during the period was $2,943,100.

Cash paid for interest on subsequent close during the period was $632,389.

Non-cash financing activities not included herein consist of $7,908,816 of reinvested dividends.

Non-cash financing activities not included herein consist of $1,256,254 of payment-in-kind interest.

Income taxes paid during the period amounted to $3,096.

See accompanying Notes to Consolidated Financial Statements.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.60	$10.00
Income from investment operations: Net investment income (loss)[1]	0.89	0.75
Net realized and unrealized gain (loss)	0.25	0.20
Total from investment operations	1.14	0.95
Less distributions from: Net investment income	(1.05)	(0.35)
Net realized gain	(0.01)	(0.00)[2]
Total distributions	(1.06)	(0.35)
Net asset value, end of period	$10.68	$10.60
TOTAL RETURN[3]	11.39%	9.71%[4]
RATIOS TO AVERAGE NET ASSETS
Ratio of expenses (excluding Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	2.14%	2.89%[5]
After fees waived and expenses absorbed	1.75%	1.75%[5]
Ratio of net investment income (loss) (excluding Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	6.81%	7.15%[5]
After fees waived and expenses absorbed	7.20%	8.30%[5]
Ratio of expenses (including Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	3.36%	3.48%[5]
After fees waived and expenses absorbed	2.97%	2.34%[5]
Ratio of net investment income (loss) (including Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	8.02%	7.75%[5]
After fees waived and expenses absorbed	8.41%	8.89%[5]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$1,616	$940
Portfolio turnover rate	54%	17%[4]
SENIOR SECURITIES:
Total amount outstanding (000's omitted) Secured credit facility	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[6]	$8,074	$16,453

*  Commencement of operations.

**  As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.

1  Based on average shares outstanding for the period.

2  Amount represents less than $0.01 per share.

3  Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

4  Not annualized.

5  Annualized.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.58	$10.00
Income from investment operations: Net investment income (loss)[1]	0.82	0.68
Net realized and unrealized gain (loss)	0.24	0.21
Total from investment operations	1.06	0.89
Less distributions from: Net investment income	(0.97)	(0.31)
Net realized gain	(0.01)	(0.00)[2]
Total distributions	(0.98)	(0.31)
Net asset value, end of period	$10.66	$10.58
TOTAL RETURN[3]	10.40%	9.04%[4]
RATIOS TO AVERAGE NET ASSETS
Ratio of expenses (excluding Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	2.88%	3.62%[5]
After fees waived and expenses absorbed	2.50%	2.50%[5]
Ratio of net investment income (loss) (excluding Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	6.07%	6.42%[5]
After fees waived and expenses absorbed	6.45%	7.55%[5]
Ratio of expenses (including Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	4.10%	4.21%[5]
After fees waived and expenses absorbed	3.72%	3.09%[5]
Ratio of net investment income (loss) (including Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	7.28%	7.02%[5]
After fees waived and expenses absorbed	7.66%	8.14%[5]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$663	$33
Portfolio turnover rate	54%	17%[4]
SENIOR SECURITIES:
Total amount outstanding (000's omitted) Secured credit facility	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[6]	$8,074	$16,453

*  Commencement of operations.

**  As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.

1  Based on average shares outstanding for the period.

2  Amount represents less than $0.01 per share.

3  Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

4  Not annualized.

5  Annualized.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.60	$10.00
Income from investment operations: Net investment income (loss)[1]	0.92	0.77
Net realized and unrealized gain (loss)	0.25	0.19
Total from investment operations	1.17	0.96
Less distributions from: Net investment income	(1.08)	(0.36)
Net realized gain	(0.01)	(0.00)[2]
Total distributions	(1.09)	(0.36)
Net asset value, end of period	$10.68	$10.60
TOTAL RETURN[3]	11.71%	9.83%[4]
RATIOS TO AVERAGE NET ASSETS
Ratio of expenses (excluding Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	1.97%	2.69%[5]
After fees waived and expenses absorbed	1.50%	1.50%[5]
Ratio of net investment income (loss) (excluding Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed[5]	6.98%	7.36%[5]
After fees waived and expenses absorbed[5]	7.45%	8.55%[5]
Ratio of expenses (including Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	3.19%	3.27%[5]
After fees waived and expenses absorbed	2.72%	2.09%[5]
Ratio of net investment income (loss) (including Interest on secured credit facility, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	8.19%	7.96%[5]
After fees waived and expenses absorbed	8.66%	9.14%[5]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$528,225	$130,342
Portfolio turnover rate	54%	17%[4]
SENIOR SECURITIES:
Total amount outstanding (000's omitted) Secured credit facility	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[6]	$8,074	$16,453

*  Commencement of operations.

**  As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.

1  Based on average shares outstanding for the period.

2  Amount represents less than $0.01 per share.

3  Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

4  Not annualized.

5  Annualized.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Consolidated Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS M
	FOR THE YEAR ENDED MARCH 31, 2025	FOR THE PERIOD JUNE 8, 2023* THROUGH MARCH 31, 2024**
Net asset value, beginning of period	$10.58	$10.00
Income from investment operations: Net investment income (loss)[1]	0.84	0.70
Net realized and unrealized gain (loss)	0.27	0.20
Total from investment operations	1.11	0.90
Less distributions from: Net investment income	(0.99)	(0.32)
Net realized gain	(0.01)	(0.00)[2]
Total distributions	(1.00)	(0.32)
Net asset value, end of period	$10.69	$10.58
TOTAL RETURN[3]	10.81%	9.29%[4]
RATIOS TO AVERAGE NET ASSETS
Ratio of expenses (excluding interest expense, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	2.63%	3.37%[5]
After fees waived and expenses absorbed	2.25%	2.25%[5]
Ratio of net investment income (loss) (excluding interest expense, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	6.32%	6.67%[5]
After fees waived and expenses absorbed	6.70%	7.80%[5]
Ratio of expenses (including interest expense, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	3.85%	3.96%[5]
After fees waived and expenses absorbed	3.47%	2.84%[5]
Ratio of net investment income (loss) (including interest expense, Interest on subsequent close of private investment vehicles, commitment fees, or other expenses related to any leverage, taxes and extraordinary expenses): Before fees waived and expenses absorbed	7.53%	7.27%[5]
After fees waived and expenses absorbed	7.91%	8.39%[5]
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$36	$33
Portfolio turnover rate	54%	17%[4]
SENIOR SECURITIES:
Total amount outstanding (000's omitted) Secured credit facility	$75,000	$8,500
Asset coverage per $1,000 of borrowings: Secured credit facility[6]	$8,074	$16,453

*  Commencement of operations.

**  As discussed in the Notes to Financial Statements, Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC, a subsidiary of the Fund, began on April 19, 2024. As a result of this timing, it was not necessary for the period indicated to be consolidated.

1  Based on average shares outstanding for the period.

2  Amount represents less than $0.01 per share.

3  Total return would have been lower had fees not been waived or absorbed by the Advisor. These returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

4  Not annualized.

5  Annualized.

6  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Note 1 — Organization

Calamos Aksia Alternative Credit and Income Fund (the "Fund") was organized as a Delaware statutory trust on June 24, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company and operates as an interval fund, commencing operations on June 8, 2023. The Fund's investment advisor is Calamos Advisors LLC (the "Advisor" or "Calamos") and the Fund's sub-advisor is Aksia LLC (the "Sub-Advisor" or "Aksia" and together, the "Advisors"). The Advisor and the Sub-Advisor are each registered as an investment advisor with the U.S. Securities and Exchange Commission (the "SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund offers four separate classes of shares of beneficial interest ("Shares") designated as Class A ("Class A Shares"), Class C ("Class C Shares"), Class I ("Class I Shares") and Class M ("Class M Shares"). An investment in any Share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions and ongoing fees and expenses for each Share class are different.

The Fund's investment objectives are to seek attractive risk-adjusted returns and high current income. The Fund seeks to achieve its investment objectives by primarily investing across the private credit asset class ("Private Credit"), with the remainder of the Fund's assets invested in one or more liquid alternative investment strategies, which seek to outperform cash yields.

Consolidation of Subsidiary

The Fund may make investments through wholly-owned subsidiaries (each a "Subsidiary" and together, the "Subsidiaries"). Such Subsidiaries will not be registered under the 1940 Act; however, the Fund will wholly own and control any Subsidiaries. The Fund's Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund's role as sole owner of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would "look through" any such Subsidiary to determine compliance with its investment policies. The Fund complies with Section 8 of the 1940 Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary's debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and custody. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly-owned by the Fund.

Each Subsidiary was formed as a Delaware limited liability company or a Cayman exempted limited liability company and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows and Consolidated Financial Highlights of the Fund include the accounts of the Subsidiaries. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. A list of the subsidiaries as of March 31, 2025 were as follows:

SUBSIDIARY	DATE OF FORMATION	NET ASSETS OF SUBSIDIARY	PERCENTAGE OF FUND'S TOTAL NET ASSETS
Calamos Aksia Alternative Credit and Income Fund Sub 1, LLC ("Sub 1")	4/19/2024	$2,942,756	0.56%
Calamos Aksia Alternative Credit and Income Fund Sub 2, LLC ("Sub 2") (Cayman Exempted LLC)	10/14/2024	$5,150,460	0.97%
Calamos Aksia Alternative Credit and Income Fund Sub 3, LLC and Sub 3-A, LLC ("Sub 3" and "Sub 3-A")*	12/20/2024	$11,147,718	2.10%
Calamos Aksia Alternative Credit and Income Fund Sub 4, LLC and Sub 4-A, LLC ("Sub 4" and "Sub 4-A")*	3/31/2025	$—	—%

*  Sub 3 and Sub 4 represent pass through entities.

Notes to Consolidated Financial Statements

Note 2 — Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments

The Fund's net asset value ("NAV") per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange ("NYSE") is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class- specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved a valuation policy for the Fund (the "Valuation Policy") and the Advisor's valuation procedures (the "Valuation Procedures"). The Advisor, as Valuation Designee, has formed a separate valuation committee (the "Valuation Committee") for determining the fair value of the Fund's investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund's outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund's investments and acts in accordance with the Valuation Procedures as approved by the Board. The Fund's investment portfolio is valued at least each quarter, in accordance with the Valuation Policies and Valuation Procedures.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

For securities/instruments with significant unobservable fair value inputs, the valuation approach may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities/instruments are not necessarily an indication of the risks associated with investing in those securities/instruments nor can it be assured that the Fund can realize the fair value assigned to a instrument/security if it were to sell the instrument/security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Advisor about such companies' financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these instruments/securities existed.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund's valuation policy at such timing intervals as the Advisor may deem appropriate.

Primary and secondary investments in private markets funds are generally valued based on the latest NAV reported by the third-party fund manager. If the NAV of an investment in a private markets fund is not available at the time the Fund is calculating its NAV, the Fund will review any cash flows since the reference date of the last NAV for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the third-party fund manager.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board, the Advisor or the Sub-Advisor will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which are maybe unaudited). Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor's Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor's Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts.

Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of Paid-in-kind ("PIK"), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income Taxes

The Fund intends to qualify annually as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Additionally, Sub 1 is a domestic limited liability company that has elected to be treated as a C-corporation for federal and state income tax purposes and is required to account for its estimate of income taxes through the establishment of a deferred tax asset or liability. Sub 1 recognizes deferred income taxes for temporary differences in the basis of assets and liabilities for financial and income tax purposes. Deferred tax assets are recognized for deductible temporary differences, tax credit carryforwards or net operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. To the extent Sub 1 has a deferred tax asset, the Adviser considers whether or not a valuation allowance is required. For the year ended March 31, 2025, Sub 1 recorded provisions for income tax expense (benefit) of $82,191.

For Federal Income tax purposes, the Fund utilizes a tax year end of September 30. Accordingly, the tax components included herein are based on tax attributes as of September 30, 2024.

Notes to Consolidated Financial Statements

At March 31, 2025, the cost of securities on a tax basis and gross unrealized appreciation and (depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$606,046,608
Gross unrealized appreciation	$10,252,243
Gross unrealized depreciation	(1,753,131)
Net unrealized appreciation on investments	$8,499,112

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2024, permanent differences in book and tax accounting have been reclassified to paid in capital and total distributable earnings as follows:

INCREASE (DECREASE)
PAID IN CAPITAL	ACCUMULATED DISTRIBUTABLE EARNINGS (DEFICIT)
$149,821	$(149,821)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of September 30, 2024, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$1,332,649
Undistributed long-term capital gains	48,711
Total undistributed earnings	1,381,360
Net unrealized appreciation (deprecation)	3,488,309
Total accumulated distributable earnings (deficit)	$4,869,669

During the tax year ended September 30, 2024 the Fund did not have any capital loss carry forwards.

The tax character of the distributions paid during the fiscal years ended September 30, 2024 were as follows:

Distributions paid from:	2024	2023
Ordinary income	$12,919,000	$0
Total distributions paid	$12,919,000	$0

Accounting for Uncertainty in Income Taxes (the "Income Tax Statement") requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the Consolidated financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund's current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the year ended September 30, 2024 and for the period from the commencement of the Fund's operations on June 8, 2023 through March 31, 2025 the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Distributions to Shareholders

Distributions are paid at least monthly on the Shares in amounts representing substantially all of the Fund's net investment income, if any, earned each year. Effective as of August 1, 2024, the Fund's distribution policy changed to increase the frequency of distributions from quarterly to monthly. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

Foreign Currency and Exchange

The Fund's Shares are denominated in U.S. dollars and will be issued in U.S. dollars. A portion of the Fund's investments (and the income and gains received by the Fund in respect of such investments) may be denominated in currencies other than the U.S. dollar. However, the books of the Fund will be maintained, and contributions to and distributions from the Fund will generally be made, in U.S. dollars. Accordingly, changes in foreign currency exchange rates and exchange controls may materially adversely affect the value of the investments and the other assets of the Fund. For example, any significant depreciation in the exchange rate of the Euro, or any other currency in which the Fund makes investments, against the U.S. dollar, could adversely affect the value of dividends or proceeds on investments denominated in the Euro or such other currencies. In addition, the Fund will incur costs, which may be significant, in connection with the conversion of various currencies. The Advisors generally intend to hedge the foreign currency exposure of the Fund; however, the Fund will necessarily be subject to foreign exchange risks. In addition, prospective investors whose assets and liabilities are predominantly in other currencies should take into account the potential risk of loss arising from fluctuations in value between U.S. dollars and such other currencies. The Fund may enter into forward contracts to hedge exchange risk exposure.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates and are subject to the translations of foreign exchange rates fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency, gains or losses realized between the trade and settlement dates of securities transactions, and the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Consolidated Schedule of Investments.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations ("CLOs") and Collateralized Debt Obligations ("CDOs"). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Notes to Consolidated Financial Statements

Private Investment Funds

The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1), 3(c)(5)(C) or 3(c)(7) of the 1940 Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds' expenses. These expenses are in addition to the direct expenses of the Fund's own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund's shares and therefore the value of the Fund's investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund's approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

Subsequent closings for closed-end private investment funds afford such funds the option to launch the fund as soon as they have secured enough soft commitments and allow the general partner to increase the speed of the fund to take advantage of investments in the market. Rebalancing or equalization occurs each time capital is called after each subsequent closing has occurred and is the process of truing-up all investors as if they had joined the fund during the initial closing. For the year ended March 31, 2025, the Fund experienced equalization and resulted in the interest expense of $632,389, as noted in the Consolidated Statement of Operations and Consolidated Statement of Cash Flows as Interest on subsequent close of private investment funds.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, counterparties, debt agents, borrowers, private investment funds, or other parties and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from parties with whom it conducts business.

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving corporate loans and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statements of Operations. As of March 31, 2025, the Fund received $203,173 in commitment fees. As of March 31, 2025, the Fund had unfunded loan commitments as noted in the Consolidated Schedule of Investments with a total principal amount of $41,532,249 and a Fair Value amount of $(164,797) representing (0.03)% of net assets. The negative fair value is due to the discount received in excess of the principal amount of the unfunded commitment.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

BORROWER	TYPE	PRINCIPAL AMOUNT	FAIR VALUE
Accordion Partners LLC	First Lien Delay Draw	$1,371,818	$(4,419)
Altissimum	First Lien Delay Draw	642,834	(3,452)
Ambient Enterprises Holdco LLC	First Lien Delay Draw	1,275,988	(6,115)
Ambient Enterprises Holdco LLC	First Lien Revolver	297,872	(4,021)
Arcmont Asset Management - Commercial Services & Supplies	First Lien Delay Draw	1,814,806	(12,191)
Arcmont Asset Management - Software	First Lien Delay Draw	1,774,835	(42,072)
Arrow Buyer, Inc.	First Lien Delay Draw	133,367	(873)
Associations, Inc.	First Lien Delay Draw	216,071	4,105
Associations, Inc.	First Lien Revolver	59,949	—
Badge 21 Midco Holdings LLC	First Lien Delay Draw	2,067,708	(2,083)
Badge 21 Midco Holdings LLC	First Lien Revolver	750,000	(6,375)
Berry Corporation	First Lien Delay Draw	398,340	(4,183)
Best Version Media Acquisition, LLC	First Lien Revolver	714,286	(7,143)
Bestop, Inc.	First Lien Delay Draw	305,530	(3,361)
Blue Point Capital Partners (NSA)	First Lien Delay Draw	355,453	2,686
BNP Associates, Inc.	First Lien Revolver	342,466	685
Clarience Technologies LLC	Unitranche Delay Draw	96,000	960
Clarience Technologies LLC	Unitranche Revolver	248,889	—
Coller Credit Backed Loans & Notes, Ltd	First Lien Delay Draw	1,620,082	—
Coller Credit Backed Loans & Notes, Ltd.	Subordinated Debt	1,991,617	—
Cor Leonis Limited	First Lien Revolver	443,352	(887)
Delight Bidco SAS	Unitranche Delay Draw	841,548	(6,065)
Diamond Sports Group, LLC	First Lien Revolver	336,000	(2,520)
ECP GOM III, LLC	First Lien Delay Draw	735,294	(1,103)
Electro-Methods, L.P.	First Lien Revolver	1,935,000	(29,025)
Enverus Holdings, Inc.	First Lien Delay Draw	33,492	591
Enverus Holdings, Inc.	First Lien Revolver	135,135	—
Ers Holdings LLC	First Lien Delay Draw	2,000,000	—
Fontainebleau Miami Mezz Borrower, LLC	Mezzanine Delay Draw	666,667	—
Gerson Lehrman Group, Inc.	First Lien Revolver	143,819	723
HSI Halo Acquisition, Inc.	First Lien Delay Draw	679,156	9,556
HSI Halo Acquisition, Inc.	First Lien Revolver	550,459	—
IB Appliances US Holdings, LLC	First Lien Revolver	333,333	(9,667)
Icefall Parent, Inc.	First Lien Revolver	260,870	—
Knpak Intermediate III Limited	First Lien Delay Draw	1,086,891	(4,834)
Knpak Intermediate III Limited	First Lien Revolver	249,371	(3,301)
Landscape Workshop, LLC	First Lien Delay Draw	117,258	—
LJ Avalon Holdings LLC	First Lien Delay Draw	86,227	(431)
LJ Avalon Holdings LLC	First Lien Revolver	110,837	(554)
Medical Device, Inc.	First Lien Revolver	101,010	(858)
More Cowbell II LLC	First Lien Delay Draw	108,068	109
More Cowbell II LLC	First Lien Revolver	115,418	(750)
Nordic Climate Group	First Lien Delay Draw	229,626	11,533
Norvax LLC	First Lien Revolver	549,020	(16,471)
Novel Mezzanine Borrower LLC	Mezzanine Delay Draw	100,000	3,118

Notes to Consolidated Financial Statements

BORROWER	TYPE	PRINCIPAL AMOUNT	FAIR VALUE
NRO Holdings III Corp.	First Lien Delay Draw	$1,272,857	$(14,143)
NRO Holdings III Corp.	First Lien Revolver	600,000	(12,600)
OSR Intermediate LLC	First Lien Delay Draw	528,000	533
OSR Intermediate LLC	First Lien Revolver	240,000	(2,160)
Par Excellence Holdings, Inc.	First Lien Revolver	937,500	(9,375)
PN VIII Holdco SARL	First Lien Delay Draw	533,194	14,034
RCP Nats Purchaser, LLC	First Lien Delay Draw	1,199,483	(6,028)
RCP Nats Purchaser, LLC	First Lien Revolver	843,858	(8,439)
Revelstoke Bidco Limited	First Lien Delay Draw	368,441	4,115
Riptide Parent LLC	First Lien Revolver	408,163	(4,286)
Salamanca Infrastructure LLC	First Lien Delay Draw	278,937	(2,510)
Salute Mission Critical LLC	First Lien Revolver	81,218	(772)
Scottsdale Plaza Resort & Villas	First Lien Delay Draw	792,050	(10,297)
Southern Graphics Inc.	First Lien Revolver	300,000	(2,400)
Southland Holdings LLC	First Lien Delay Draw	222,222	(889)
Sumup Holdings Luxembourg	First Lien Delay Draw	1,070,155	10,620
Titan Group NL B.V.	First Lien Delay Draw	651,395	14,015
Togetherwork Holdings, LLC	First Lien Delay Draw	964,143	8,743
USIC Holdings, Inc.	First Lien Delay Draw	191,554	2,032
USIC Holdings, Inc.	First Lien Revolver	269,760	270
WMG Bryan Dairy Owner, LLC	Mezzanine Delay Draw	1,064,806	(7,880)
Zorro Midco 2 Limited	First Lien Delay Draw	288,751	1,308
	Total:	$41,532,249	$(164,797)

Repurchase Offers

To provide Shareholders with limited liquidity, the Fund is structured as an "interval fund" and intends to conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. Under normal market conditions, the Fund currently intends to repurchase 5% of its outstanding Shares at NAV on a quarterly basis. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

Borrowing, Use of Leverage

On July 17, 2023, the Fund entered into a senior secured credit facility (the "Secured Credit Facility") with PNC Capital Markets LLC as a lead arranger, PNC Bank, National Association ("PNC") as administrative agent and syndication agent and with certain lenders from time to time as parties thereto (the "Lenders"), as amended by that certain first amendment thereto, dated as of July 10, 2024 (the "Amendment"), and as further amended, supplemented or modified from time to time. The Secured Credit Facility provides for borrowings on a committed basis. Effective March 28, 2025, the Fund increased in the commitment by $50,000,000 (from $100,000,000 to $150,000,000 in an aggregate principal amount. The amount may be increased from time to time upon mutual agreement by the parties, not to exceed $300,000,000. The Secured Credit Facility matures on July 14, 2025.

As of March 31, 2025, the Fund had an outstanding principal balance under the Secured Credit Facility, in the amount of $75,000,000.

For the year ended March 31, 2025, the average balance outstanding, maximum amount borrowed and weighted average interest rate under the Secured Credit Facility were $35,576,712, $75,000,000 and 7.44%, respectively, for the 365 days the Secured Credit Facility was used. In addition, the interest rate as of March 31, 2025 on the Secured Credit Facility was 6.83%. For the year March 31, 2025, the interest on the secured credit facility was $2,943,100 as reported in the Consolidated Statement of Operations. The Fund pays loan origination fees in connection with securing and renewing the Secured Credit Facility. The loan origination fees are presented on the Consolidated Statement of Assets and Liabilities as a direct deduction from the debt liability. These fees are expensed over the corresponding term of the Secured Credit Facility

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

on a straight line basis and not inclusive of the expense limitation agreement discussed below. For the year ended March 31, 2025, loan origination fees incurred as a result of the Amendment and increased commitment were $152,598. As of March 31, 2025, unamortized loan origination fees were $60,901.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund enters into leverage arrangements will not necessarily be aligned with the interests of the Fund's shareholders and such persons will have claims on the Fund's assets that are senior to those of the Fund's shareholders. In addition to the risks created by the Fund's use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund's ability to generate income from the use of leverage would be adversely affected.

Note 3 — Investment Advisory and Other Agreements

The Fund has entered into an investment advisory agreement, (the "Investment Advisory Agreement"), by and between the Fund and the Advisor, and in consideration of the advisory services provided by the Advisor to the Fund, the Advisor is entitled to an investment management fee (the "Investment Management Fee") payable monthly in arrears and accrued daily based upon the Fund's average daily net assets at an annual rate of 1.25%. In addition, pursuant to the sub-advisory agreement between the Advisor and Aksia (the "Sub-Advisory Agreement"), the Advisor pays Aksia a sub-advisory fee (the "Sub-Advisory Fee") payable monthly in arrears and accrued daily based upon the Fund's average daily net assets at an annual rate of 0.625%. The Investment Management Fee paid to the Advisor will be paid out of the Fund's assets and the Sub-Advisory Fee will be paid by the Advisor out of its Investment Management Fee.

The Advisor, the Sub-Advisor and the Fund have entered into the Expense Limitation Agreement under which the Advisor and Sub-Advisor have contractually agreed on a monthly basis, until at least April 27, 2026, to reimburse on a 50/50 basis between the Advisor and the Sub-Advisor the Fund's "Specified Expenses" in respect of each class of the Fund where "Specified Expenses" means all other expenses incurred in the business of the Fund and allocated to a Class, including the Fund's annual operating expenses, with the exception of (i) the Investment Management Fee, (ii) the Shareholder Servicing Fee, (iii) the Distribution Fee (as defined herein), (iv) certain costs associated with the acquisition, ongoing investment and disposition of the Fund's investments and unconsummated investments, including legal costs, professional fees, travel costs and brokerage costs, (v) acquired fund fees and expenses, (vi) dividend and interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (vii) taxes and costs to reclaim foreign taxes, and (viii) extraordinary expenses (as determined in the discretion of the Advisor and Sub-Advisor), to the extent that such expenses exceed 0.25% of the average daily net assets of such class (the "Expense Limitation").

If, while the Advisor is the investment advisor to the Fund and the Sub-Advisor is investment sub-advisor to the Fund, the Fund's estimated annualized Specified Expenses in respect of a Class for a given month are less than the Expense Limitation, the Advisor and Sub-Advisor shall be entitled to reimbursement by the Fund on a 50/50 basis of the other expenses borne by the Advisor and Sub-Advisor on behalf of the Fund (the "Reimbursement Amount") during any of the previous thirty-six (36) months, but only to the extent that the Fund's estimated annualized Specified Expenses in respect of a Class are less than, for such month, the lesser of the Expense Limitation or any other relevant expense limit then in effect with respect to the Class, and provided that such amount paid to the Advisor and Sub-Advisor will in no event exceed the total Reimbursement Amount and will not include any amounts previously reimbursed. The Advisor and Sub-Advisor may recapture a Specified Expense in any year within the thirty-six (36) month period after the Advisor and Sub-Advisor bear the expense. The Expense Limitation Agreement will remain in effect for a three-year period from April 28, 2023, unless and until the Board approves its modification or termination. Thereafter, the Expense Limitation Agreement may be renewed annually with the written agreement of the Advisor, the Sub-Advisor, and the Fund. The Fund's obligation to make reimbursement payments shall survive the termination of the Expense Limitation Agreement. For the year ended March 31, 2025, the Advisor and Sub-Advisor waived their fees and absorbed other expenses totaling $1,425,780. For a period not to exceed three years from the date on which advisory fees are waived or Fund expenses absorbed by the Advisor and Sub-Advisor, the Advisor and Sub-Advisor may recoup amounts waived or absorbed, provided it is able to effect such recoupment and remain in compliance with (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund's expenses, and (b) the limitation on Fund expenses at the time of the recoupment. At March 31, 2025, the

Notes to Consolidated Financial Statements

amount of these potentially recoverable expenses was $2,015,605. Waived fees and absorbed other expenses subject to potential recovery by month of expiration are as follows:

June 2026 - March 2027	$589,825
April 2027 - March 2028	1,425,780
$2,015,605

The Fund has adopted a "Distribution and Shareholder Services Plan" with respect to its Class A, Class C and Class M Shares under which the Fund may compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisor may reasonably request. Under the Distribution and Shareholder Services Plan, the Fund, with respect to Class A, Class C and Class M, may incur expenses on an annual basis equal to 0.25%, 1.00% and 0.75%, respectively, of its average daily net assets. With respect to Class A Shares, the entire fee is characterized as a "shareholder service fee." With respect to Class C Shares, up to 0.25% of the fee is characterized as a "shareholder service fee" and the remaining portion is characterized as a "distribution fee." With respect to Class M Shares, the entire fee is characterized as a "distribution fee."

UMB Fund Services, Inc. (the "Administrator") serves as administrator, accounting agent and transfer agent to the Fund. Pursuant to the agreement with the Administrator, for the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

The Fund has entered into a Custody Agreement with UMB Bank, n.a. (the "Custodian"). Under the terms of this agreement, the Custodian will serve as custodian of the Fund's assets.

The Fund has entered into a distribution agreement with Calamos Financial Services, LLC to act as the distributor for the sale of Shares. Calamos Financial Services, LLC is an affiliate of Calamos Advisors LLC. For the year ended March 31, 2025, Calamos Financial Services, LLC received $3,689, $1,532 and $259 for Class A, Class C and Class M, respectively, as reported in the Consolidated Statement of Operations.

During the period ended March 31, 2025, the Distributor retained no commissions earned on sales of the Fund's Class A shares.

Note 4 — Fair Value of Investments

Fair Value — Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy, however these amounts are shown in the table below under net asset value in order to reconcile back to the Consolidated Schedule of Investments.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. The following table summarizes the Fund's investments that are measured at fair value by level within the fair value hierarchy as of March 31, 2025:

	LEVEL 1	LEVEL 2	LEVEL 3	NET ASSET VALUE	TOTAL
Assets:
Investments, at fair value
Asset-Backed Securities	$—	$2,964,089	$5,036,909	$—	$8,000,998
Corporate Loans	—	42,970,412	476,713,060	—	519,683,472
Exchange Traded Funds	8,011,330	—	—	—	8,011,330
Preferred Stocks	—	—	8,320,187	—	8,320,187
Private Investment Funds	—	—	—	54,168,301	54,168,301
Subordinated Debt	—	—	6,936,889	—	6,936,889
Warrants	—	—	367,001	—	367,001
Short-Term Investments	8,378,021	—	—	—	8,378,021
Total Investments, at fair value	$16,389,351	$45,934,501	$497,374,046	$54,168,301	$613,866,199
Assets:
Other financial instruments
Forward Contracts	$—	$341,091	$—	$—	$341,091
Total Assets:	$16,389,351	$46,275,592	$497,374,046	$54,168,301	$614,207,290
Liabilities:
Other financial instruments
Forward Contracts	$—	$54	$—	$—	$54
Total Liabilities:	$—	$54	$—	$—	$54

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2025:

	ASSET-BACK SECURITIES	CORPORATE LOANS	PREFERRED STOCKS	SUBORDINATED DEBT	WARRANTS
Balance as of March 31, 2024	$—	$101,212,164	$—	$6,011,233	$27,782
Transfers In	—	—	—	—	—
Transfers Out	—	—	—	—	—
Purchases	6,986,363	508,915,504	8,126,766	809,626	—
Sales/Paydowns	(1,638,904)	(136,613,042)	—	(344,707)	—
Realized Gains (Losses)	(140,514)	720,658	—	(4,021)	—
Accretion	—	535,172	—	(7,622)	—
Change in Unrealized Appreciation (Depreciation)	(170,036)	1,942,604	193,421	472,380	339,219
Balance as of March 31, 2025	$5,036,909	$476,713,060	$8,320,187	$6,936,889	$367,001

Notes to Consolidated Financial Statements

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2025.

INVESTMENTS	FAIR VALUE	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	RANGE OF INPUTS		WEIGHTED AVERAGE*		IMPACT ON VALUATION FROM AN INCREASE IN INPUT
Asset-Backed Securities	$5,036,909	Income Approach	Yield	10.65%		10.65%		Increase
			Recovery Rate	60.00%		60.00%		Decrease
			Probability of Default	1.75%		1.75%		Decrease
Corporate Loans	$373,219,492	Income Approach	Discount Rate	7.87	% to 18.03%	10.64%		Decrease
	$103,493,568	Recent Transaction	Recent Transaction Price	97.50	to 101.00	99.05		Increase
Preferred Stocks	$3,255,326	Market Approach	Multiple	1.25	x to 10.63x	4.29	x	Increase
	$5,064,861		Volatility	50.00	% to 96.10%	65.00%		Increase
			Risk-Free Interest Rate	3.97	% to 3.99%	3.99%		Increase
			Estimated Time to Exit (in years)	1.75	to 4.26	2.56		Increase
Subordinated Debt	$5,825,491	Income Approach	Discount Rate	6.94	% to 15.93%	10.43%		Decrease
	$1,111,398	Market Approach	Recent Transaction Price	141.33	to 141.33	141.33		Increase
Warrants	$145,977	Market Approach	Multiple	5.41	x to 25.74x	17.19	x	Increase
	$221,024		Volatility	40.00	% to 96.10%	59.20%		Increase
			Risk-Free Interest Rate	3.97	% to 4.07%	4.02%		Increase
			Estimated Time to Exit (In years)	2.01	to 4.26	3.68		Increase
	$497,374,046

*  The weighted average is calculated based on the fair value at March 31, 2025 for each Investment type and technique.

Note 5 — Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment by an investor in the Fund is $2,500 with respect to Class A Shares and Class C Shares, $1,000,000 for Class I Shares and $10,000 with respect to Class M Shares, which stated minimum may be reduced for certain investors. Investors purchasing Class A Shares may be charged a front-end sales load of up to 2.25% of the investor's net purchase. Class C Shares, Class I Shares and Class M Shares are not subject to front-end sales loads. While Class M Shares are not charged a front-end sales load, if you purchase Class M Shares through certain financial firms, they may directly charge you transaction or other fees in such amount as they may determine.

A shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the shareholder's purchase of the Shares.

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of tendering shares at NAV. The Board determines the quarterly repurchase offer amount ("Repurchase Offer Amount"), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred Shares and who tender all of their Shares, before prorating other amounts tendered. The results of the repurchase offers conducted for year ended March 31, 2025 are as follows:

Commencement Date	May 3, 2024	August 2, 2024	November 1, 2024	January 31, 2025
Repurchase Request	June 3, 2024	September 3, 2024	December 2, 2024	March 3, 2025
Repurchase Pricing date	June 3, 2024	September 3, 2024	December 2, 2024	March 3, 2025

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Net Asset Value as of Repurchase Pricing Date
Class A	$10.62	$10.64	$10.67	$10.67
Class C	$10.61	$10.64	$10.66	$10.65
Class I	$10.62	$10.64	$10.67	$10.67
Class M	$10.61	$10.64	$10.67	$10.67
Amount Repurchased
Class A	$—	$—	$—	$—
Class C	$—	$—	$—	$—
Class I	$1,838,594	$4,244,165	$3,457,231	$8,547,331
Class M	$—	$—	$—	$—
Percentage of Outstanding Shares Repurchased
Class A	—%	—%	—%	—%
Class C	—%	—%	—%	—%
Class I	0.94%	1.58%	1.00%	1.79%
Class M	—%	—%	—%	—%

Note 6 — Investment Transactions

For the year ended March 31, 2025, purchases net of unfunded commitments and sales of investments, excluding short-term investments, were $643,167,048 and $178,234,986, respectively.

Note 7 — Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 — Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund's derivative and hedging activities, including how such activities are accounted for and their effects on the Fund's financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended March 31, 2025 in order to hedge portfolio currency risk. By entering into forward foreign exchange currency contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty's potential inability to fulfill the terms of the contract. The Fund may be susceptible to losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected, and is subject to counterparty credit, liquidity, valuation, correlation and leverage risk.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. Forward contracts are not designated as hedging instruments. The fair values of derivative instruments as of March 31, 2025, and the realized and unrealized gain (loss) during the year ended March 31, 2025 by risk category are as follows:

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS
		ASSET DERIVATIVES	LIABILITY DERIVATIVES
STATEMENT OF ASSET AND LIABILITIES LOCATION	DERIVATIVES INSTRUMENTS	VALUE	VALUE
Net unrealized appreciation on forward foreign currency exchange contracts	Forward Contracts	$341,091	$—
Net unrealized depreciation on forward foreign currency exchange contracts	Forward Contracts	—	54
Total		$341,091	$54

Notes to Consolidated Financial Statements

AMOUNT OF NET REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts	$(475,758)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED IN INCOME
DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts	$181,662

The quarterly average volumes of derivative instruments as of March 31, 2025 are as follows:

DERIVATIVES INSTRUMENTS	FORWARD CONTRACTS
Forward Foreign Currency Exchange Contracts (as represented by market value)	$(28,276,561)

Note 9 — Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.

A fund mitigates credit risk with respect to over the counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the fund and each of its counterparties. These agreements allow the fund and each counterparty to offset certain derivative financial instruments' payables and/or receivables against each other and/or with collateral, which is generally held by the fund's custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the fund from its counterparties are not fully collateralized contractually or otherwise, the fund bears the risk of loss from counterparty non-performance.

It is the Fund's policy to recognize a net asset or liability equal to the unrealized appreciation (depreciation) of each derivative contract. As of March 31, 2025, the Fund is subject to master netting arrangements for forward foreign currency exchange contracts. The following table shows additional information regarding the offsetting of assets and liabilities, as of March 31, 2025.

	UNREALIZED APPRECIATION/DEPRECIATION ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	COUNTERPARTY	GROSS AMOUNT	GROSS AMOUNT OFFSETT IN THE STATEMENT OF ASSETS AND LIABILITIES	NET AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENTS*	CASH COLLATERAL PLEDGED*	NET AMOUNT
Assets:
	Bank of America	$35,783	$—	$35,783	$(54)	$—	$35,729
	Bank of New York	10,355	—	10,355	—	—	10,355
	Goldman Sachs & Co.	16,844	—	16,844	—	—	16,844
	Northern Trust	278,109	—	278,109	—	—	278,109
Total Assets		$341,091	$—	$341,091	$(54)	$—	$341,037
Liabilities:
	Bank of America	54	—	54	(54)	—	—
Total Liabilities		$54	$—	$54	$(54)	$—	$—

*  Amounts relate to master netting agreements and collateral agreements which have been determined by the Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Consolidated Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Notes to Consolidated Financial Statements

Note 10 — Private Investment Funds

The following table represents unfunded commitments and redemption restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2025:

SECURITY DESCRIPTION	UNFUNDED COMMITTMENTS	REDEMPTIONS FREQUENCY	REDEMPTION NOTICE PERIOD	COST	FAIR VALUE	ORIGINAL ACQUISITION DATE
ACM ASOF VIII 757 Feeder LLC	$—	Not permitted	N/A	$1,352,339	$1,539,681	6/24/2024
Arena Secondaries and Liquidity Solutions, LP	298,314	Not permitted	N/A	608,493	608,493	12/31/2024
BPC Opportunities Fund V LP	5,996,426	Not permitted	N/A	4,003,574	4,735,016	3/31/2025
BP Holdings Zeta LP	—	Not permitted	N/A	2,000,000	2,200,595	11/30/2023
Bridgepoint Credit Opportunities III "A" LP	531,336	Not permitted	N/A	456,090	1,194,764	10/31/2023
BSOF SRT Parallel Onshore Fund L.P.	—	Not permitted	N/A	632,078	801,284	9/5/2023
CCS Co-Investment Vehicle 1 LP Incorporated	1,238,368	Not permitted	N/A	1,449,824	2,078,140	3/26/2024
CCS Co-Investment Vehicle 2 LP Incorporated	1,887,258	Not permitted	N/A	4,112,742	5,150,006	12/18/2024
CL-EA Co-Investment Opportunities I, L.P.	—	Not permitted	N/A	1,975,459	2,282,804	5/31/2024
Dawson Portfolio Finance 5 LP	400,926	Not permitted	N/A	478,816	556,898	8/25/2023
Eagle Point SRT Co-Invest I LP	—	Not permitted	N/A	1,000,000	1,012,011	6/21/2023
Landmark Acquisition Fund 57 Wrigley LP	1,397,771	Not permitted	N/A	1,632,005	1,998,362	5/31/2024
Locust Point Senior Mortgage Fund, L.P.	897,616	Not permitted	N/A	5,602,384	6,329,552	9/30/2024
Mavik Real Estate Special Opportunities VS2, LP	7,500,000	Not permitted	N/A	—	—	N/A
Sima Holdings LP	1,941,280	Not permitted	N/A	7,462,267	8,006,275	11/7/2024
T. Rowe Price OHA Select Private Credit Fund	—	Quarterly	29 days	10,900,000	10,796,116	3/4/2024
TPG Twin Brook Capital Income Fund	—	Quarterly	28 days	4,900,000	4,878,304	1/23/2024
Total:	$22,089,295			$48,566,071	$54,168,301

Note 11 — Recent Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment's profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity's segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements.

The Fund has adopted ASU 2023-07 as of March 31, 2025, with no material impact on the Funds' financial statements. As defined under ASU No. 2023-07 the chief operating decision maker ("CODM") consists of the members of Committees and Senior Executive Teams of the Advisors. The Fund operates as a single reportable segment, which reflects how the CODM monitors and manages the operating results of the Fund. The financial information used by the CODM to assess the segment's performance and to allocate resources, including total return, expense ratios, changes in net assets from operations and portfolio composition, is consistent with that presented within the Funds' financial statements and financial highlights.

Note 12 — Subsequent Events

In preparing these consolidated financial statements for the year ended March 31, 2025, management has evaluated subsequent events through the date of issuance of the financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.

Trustee Approval of Management Agreement (Unaudited)

At a meeting (the "Meeting") of the Board of Trustees (the "Board") of Calamos Aksia Alternative Credit and Income Fund (the "Fund") held on February 20, 2025, the Board, including all of the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940) voting separately, reviewed and unanimously approved the investment advisory agreement (the "Advisory Agreement") between Calamos Advisors LLC (the "Advisor") and the Fund and an investment sub-advisory agreement ("Sub-Advisory Agreement") among the Advisor, Aksia LLC (the "Sub-Advisor") and the Fund.

At the Meeting, the Board received and reviewed information provided by the Advisor and the Sub-Advisor in response to requests of the Board, including information furnished by the Advisor and Sub-Advisor in the form of information request response letters pursuant to the requirements of Section 15(c) of the 1940 Act (the "15(c) Responses"). The 15(c) responses included information related to, among other items: (i) the nature, extent, and quality of the services to be provided by the Advisor and Sub-Advisor; (ii) the investment performance of the Fund, the Advisor, and the Sub-Advisor, both in absolute terms as well as in comparison to the appropriate benchmark(s) and the Fund's peer group; (iii) the costs of the services provided (including, where appropriate, comparative cost information for other funds and accounts receiving similar services) and the profits to be realized by the Advisor, the Sub-Advisor and their respective affiliates from their relationship with the Fund; (iv) whether the Advisor and/or Sub-Advisor are receiving any "fall-out" benefits as a result of their relationship with the Fund; and (v) the extent to which the Advisor and/or Sub-Advisor are likely to realize economies of scale as the Fund's assets grow and whether those economies of scale have been shared with the Fund and its shareholders through breakpoints in the fee structure.

The Board also considered the information contained in a third-party comparative expense information report prepared by FUSE Research Network, LLC ("FUSE"), which indicated that the Fund's expense ratio after waivers was competitive with the peer group determined by FUSE, as well as management's discussions of performance and profitability of the Fund and the information provided by management throughout the year at prior meetings.

The Independent Trustees met in an Executive Session with counsel to the Fund regarding their consideration of the renewal of the Advisory Agreement and the Sub-Advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Advisory Agreement and Sub-Advisory Agreement nor are the items described herein all-encompassing of the matters considered by the Board.

In determining whether to approve the Investment Advisory Agreement with the Advisor on behalf of the Fund, the Board considered numerous factors, including:

The Nature, Extent and Quality of the Services to be Provided by the Advisor. The Board considered the responsibilities of the Advisor under the Advisory Agreement, and the services being provided by the Advisor to the Fund, including, without limitation, the management, oversight, operational and governance services that the Advisor and its employees would provide to the Fund, the Advisor's coordination of services for the Fund by its service providers, its compliance procedures and practices and its efforts to promote the Fund. The Board noted that certain of the Fund's officers are employees of the Advisor or its affiliates and serve the Fund without additional compensation from the Fund. After reviewing the foregoing information and further information in the Advisor's 15(c) Response (including descriptions of the Advisor's investment advisory services) and discussing the Advisor's services to the Fund, the Board concluded that the quality, extent, and nature of the services proposed to be provided by the Advisor were satisfactory and adequate for the Fund.

The Investment Management Capabilities and Experience of the Advisor. The Board considered the quality of the services provided and the quality of the Advisor's resources that were available to the Fund. The Board evaluated the Advisor's advisory, operational, governance, distribution, legal, compliance and risk management services, among other services, and the experience and professional qualifications of the Advisor's key personnel and the size and functions of its staff. The Board took account of the fact that the Advisor had over forty years of experience in the asset management industry and was recognized as a world leader in convertible securities and liquid alternatives. After consideration of these factors, the Board determined that the Advisor had the appropriate capabilities and experience to continue managing the Fund.

Performance. The Board considered the investment performance for the Fund over various periods of time as compared to both the relevant benchmark index and the performance of the Fund's peer group universe. The Board noted that the Fund's performance was strong on an absolute basis and compared with its benchmark index and peer group universe. The Board concluded that the Advisor and Sub-Advisor were delivering acceptable performance results consistent with the investment strategy being pursued by the Fund.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

The Costs of the Services to be Provided and Profits to be Realized by the Advisor from its Relationship with the Fund. The Board examined and evaluated the fee arrangement between the Advisor and the Fund under the Advisory Agreement. The Board also considered that the Advisor, the Sub-Advisor and the Fund had entered into an Expense Limitation Agreement under which the Advisor and Sub-Advisor had agreed contractually, for a three-year period, to reimburse on a 50/50 basis certain other expenses incurred in the business of the Fund. The Board also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name and the interests of the Advisor in providing management and oversight services to the Fund. In addition, at the Meeting, the Board compared the management fee of the Fund to the management fee of other funds and accounts selected by an independent third-party service provider to have similar investment objectives and strategies to the Fund. The Board noted that the Fund's expense ratio after waivers was competitive in the peer group universe. Additionally, the Board considered and reviewed information concerning the profits realized by the Advisor from the Advisor's relationship with the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Advisor by the Fund were appropriate and representative of arm's-length negotiations.

The Extent to which Economies of Scale would be Realized as the Fund's Assets Grow and whether those Economies of Scale have been Shared with the Fund and its Shareholders. The Board considered the size and growth prospects of the Fund relative to the structure of the Fund's management fee schedule, which did not include breakpoints. It was pointed out that breakpoints were not common among interval funds generally. The Board next considered that the Fund would experience benefits from the cap on its fees pursuant to the expense limitation agreement. Accordingly, the Board concluded that since the Fund was still relatively new and growing its net assets, there were no economies of scale realized at this time.

Other Benefits to be Derived by the Advisor from its Relationship with the Fund. The Board considered "fall-out" or ancillary benefits that would accrue to the Advisor as a result of its relationship with the Fund (other than the advisory fee), including non-quantifiable reputational benefits. The Board concluded that such potential benefits were immaterial to its consideration and approval of the Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Fund the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for an additional one-year term.

In deciding on whether to approve the Sub-Advisory Agreement with the Sub-Advisor on behalf of the Fund, the Board considered numerous factors, including:

The Nature, Extent, and Quality of the Services to be Provided by the Sub-Advisor. The Board considered the responsibilities the Sub-Advisor would have under the Sub-Advisory Agreement and the services that would be provided by the Sub-Advisor including, without limitation, the investment advisory services, the Sub-Advisor's compliance procedures and practices and its efforts to promote the Fund. After reviewing the foregoing information and further information in the materials, including the Sub-Advisor 15(c) Response (which included descriptions of the Sub-Advisor's business and the Sub-Advisor's Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Sub-Advisor would be satisfactory and adequate for the Fund.

The Investment Management Capabilities and Experience of the Sub-Advisor. The Board evaluated the investment management experience of the Sub-Advisor. The Board also took account of the fact that the Fund will benefit from the scale and resources of the Sub-Advisor and its affiliates. It was noted that the Sub-Advisor is a premier investment research and advisory firm whose clients include large and sophisticated pension funds and other institutional investors. The Board discussed with the Sub-Advisor the investment objective and strategies of the Fund and the Sub-Advisor's plans for implementing the Fund's strategies. After consideration of these factors, the Board determined it was appropriate that the Sub-Advisor continue as Sub-Advisor to the Fund.

Performance. The Board considered the investment performance for the Fund over various periods of time as compared to both the relevant benchmark index and the performance of the Fund's peer group universe. The Board noted that the Fund's performance was strong on an absolute basis and compared with its benchmark index and peer group universe. The Board

Trustee Approval of Management Agreement (Unaudited)

concluded that the Advisor and Sub-Advisor were delivering acceptable performance results consistent with the investment strategy being pursued by the Fund.

The Costs of the Services to be Provided and Profits to be Realized by the Sub-Advisor from its Relationship with the Fund. The Board reviewed the proposed fee to be paid under the Sub-Advisory Agreement, which would not be paid by the Fund. Because the Sub-Advisory Agreement was negotiated at arms-length by the Advisor, which is responsible for payments to the Sub-Advisor thereunder, the Board did not consider the profitability to the Sub-Advisor from its relationship with the Fund. The Board also considered that the Advisor, the Sub-Advisor and the Fund had entered into an Expense Limitation Agreement under which the Advisor and Sub-Advisor have agreed contractually, for a three-year period, to reimburse on a 50/50 basis certain other expenses incurred in the business of the Fund. After reviewing these and related factors, the Board concluded, within the context of their overall conclusions, that the anticipated costs of services to be provided under the Sub-Advisory Agreement supported its approval.

The Extent to which Economies of Scale would be Realized as the Fund's Assets Grow and whether those Economies of Scale have been Shared with the Fund and its Shareholders. The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund's management fee schedule, noting that the Advisor is responsible for the payment of sub-advisory fees to the Sub-Advisor. The Board concluded that since the Fund was still relatively new and growing its net assets, there were no economies of scale realized at this time.

Other Benefits to be Derived by the Sub-Advisor from its Relationship with the Fund. The Board considered "fall-out" or ancillary benefits that would accrue to the Sub-Advisor as a result of its relationship with the Fund (other than the sub-advisory fee), including non-quantifiable reputational benefits. The Board concluded that such potential benefits are immaterial to its consideration and approval of the Sub-Advisory Agreement.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with counsel to the Fund the legal standards applicable to its consideration of the Sub-Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the sub-advisory arrangement, as outlined in the Sub-Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

After full consideration of the above factors as well as other factors, the Board, including the Independent Trustees, unanimously approved the continuation of the Sub-Advisory Agreement for an additional one-year term.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Aksia Alternative Credit and Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Calamos Aksia Alternative Credit and Income Fund (the "Fund") as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from June 8, 2023 (commencement of operations) through March 31, 2024, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, and the changes in net assets and financial highlights for the year then ended and for the period from June 8, 2023 through March 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian, brokers, participating lenders, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Calamos Advisors LLC since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
May 28, 2025

Trustees and Officers (Unaudited)

MANAGEMENT OF THE FUND

The Fund's business and affairs are managed under the direction of the Board. The Board currently consists of five members, three of whom are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund's officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary. The Fund's Statement of Additional Information ("SAI") includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 888.882.8829.

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups - Interested Trustees and Independent Trustees. As set forth in the Fund's Declaration of Trust, each Trustee's term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Interested Trustees(2)
John Koudounis (1966)	Chairman, Trustee and Vice President	Indefinite Length — Since Inception	President (since February 2021) and Chief Executive Officer, Calamos Asset Management, Inc. ("CAM"); Calamos Investments LLC, Calamos Advisors LLC, Calamos Wealth Management LLC, and Calamos Financial Services LLC (since 2016); Chairman and Chief Executive Officer, Calamos Antetokounmpo Asset Management LLC (since 2022); prior thereto, President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.	2	-CAM, Inc. (Director)
-National Hellenic Museum (Trustee/Executive Committee Member)
-The Hellenic Initiative (Board Member/Executive Committee Member)
-World Business Chicago (Trustee) — National Council of the Order of Saint Andrew the Apostle (Board Member)
-Greek Orthodox Metropolis of Chicago Foundation (Board Member/President)
-Ecumenical Patriarch Bartholomew Foundation (Board Member/Chairman of the Investment Committee)
					-SEAL Future Foundation (executive advisory board member)
Jim Vos (1962)	Trustee	Indefinite Length — Since Inception	Partner, CEO, Aksia LLC	2	None

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees
Bjorn Forfang (1960)	Trustee	Indefinite Length — Since Inception	Deputy CEO, CFA Institute Managing Partner, Erigo Capital Partners	2	None
Sharmila Kassam (1973)	Trustee	Indefinite Length — Since Inception	Financial Services Executive	2	-Director, Greenbacker Energy GREC Fund II (renewables energy fund) -Director and Treasurer, Affordable Central Texas -Director, Greater Austin YMCA
John Neal (1950)	Trustee	Indefinite Length — Since Inception	Retired; Private investor	70	-Director, Equity Residential Trust (publicly-owned REIT)
-Director, Creation Investments (private international microfinance company)
-Director, CenTrust Bank (Northbrook, IL community bank)
-formerly, Director Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021)
					-formerly, Partner, Linden LLC (health care private equity) (until 2018)

(1)  The address of each Trustee is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

(2)  "Interested person," as defined in the 1940 Act, of the Fund. John Koudounis and Jim Vos are each an interested person of the Fund due to their affiliation with Calamos and Aksia, respectively.

(3)  The term "Fund Complex" means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.

Trustees and Officers (Unaudited)

Officers

The preceding table gives information about John Koudounis and Jim Vos, each of whom is a Vice President of the Fund. The following table sets forth each other officer's name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Dan Dufresne (1974)	President, Principal Executive Officer	Indefinite Length — Since Inception

Executive Vice President and Chief Operating Officer, CAM, Calamos Investments LLC ("CILLC"), Calamos Advisors LLC ("Calamos Advisors"), and Calamos Wealth Management LLC ("CWM") (since April 2021); President, Calamos Antetokounmpo Asset Management LLC, doing business as CGAM ("CGAM") (since July 2022); prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020).

John P. Calamos (1940)	Global CIO	Indefinite Length — Since Inception

Founder, Chairman and Global Chief Investment Officer, CAM, CILLC, Calamos Advisors and its predecessor, and CWM; Director, CAM; Founder and Chairman, Calamos Private Equity LLC; Global Chief Investment Officer, CGAM (since July 2022); previously, Chief Executive Officer, Calamos Financial Services LLC, ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Tim Nest (1977)	Vice President	Indefinite Length — Since Inception	Partner, Co-Head of Private Credit, Aksia LLC
Josh Hemley (1986)	Vice President	Indefinite Length — Since Inception	Partner, Co-Head of Private Credit, Aksia LLC
Thomas P. Kiley III	Vice President	Indefinite Length — Since November 2024

Senior Vice President, Chief Distribution Officer (since 2024), CAM, CILLC, and Calamos Advisors; Principal Executive Officer and Chief Distribution Officer (since 2024), CFS; Vice President (since 2024), CGAM; prior thereto Managing Director, RIA Eastern Divisional Sales Manager, Blackrock Investments, Inc. (2017-2024)

Erik Ojala (1975)	Chief Legal Officer, Vice President, Secretary	Indefinite Length — Since 2023

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; Chief Compliance Officer, Harbor ETF Trust (2021-2023); and Chief Compliance Officer of Harbor Funds (2017-2023)

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME, ADDRESS(1) AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Thomas E. Herman (1961)	Chief Financial Officer, Principal Financial Officer, Vice President	Indefinite Length — Since Inception

Executive Vice President (since February 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016), Chief Financial Officer, CGAM (since July 2022); prior thereto, President and Chief Financial Officer Calamos Avenue Management, LLC (2020-2022), Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Jackie Sinker (1961)	Chief Compliance Officer	Indefinite Length — Since Inception	Chief Compliance Officer of Calamos Advisors, CWM, CFS since November 2015
Stephen Atkins (1965)	Treasurer	Indefinite Length — Since Inception

Senior Vice President, Head of Fund Administration (since February 2020), Calamos Advisors; prior thereto, Consultant, Fund Accounting and Administration, Vx Capital Partners (March 2019-February 2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018).

(1)  The address of each officer is care of the Secretary of the Fund at 2020 Calamos Court, Naperville, IL 60563.

Risk Factors

An investment in the Fund involves a high degree of risk and other considerations and, therefore, should be undertaken only by investors capable of evaluating the risks of the Fund and bearing the risks it represents. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see "Types of Investments and Related Risks" in the Fund's prospectus.

•  Unlike most closed-end funds, the Fund's Shares will not be listed on any securities exchange;

•  Although the Fund has implemented a quarterly share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity;

•  The capital markets may experience periods of disruption and instability, including as a result of events such as geopolitical events, natural disasters, or widespread pandemics or other adverse public health developments. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on the Fund's investments, business, and operations;

•  The Fund is exposed to risks associated with changes in interest rates;

•  The Fund's investments in securities and other obligations of companies that are experiencing distress involve a substantial degree of risk are generally considered speculative and may be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws;

•  Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals or of third- party contractual customers of such counterparties;

•  The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

•  The Fund's investments in certain portfolio companies may be risky. For the Fund's investments in senior secured lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal;

•  The Fund's investments may include securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as "high yield" or "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and may be particularly susceptible to economic downturns, which could cause losses;

•  Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund;

•  The Fund may be materially adversely affected by market, economic and political conditions globally and in the jurisdictions and sectors in which the Fund invests;

•  Non-U.S. securities may be traded in undeveloped, inefficient, and less liquid markets and may experience greater price volatility and changes in value — changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

•  There is no assurance that the Fund's investment objectives will be achieved;

•  The Fund is a recently organized, non-diversified, closed-end investment company with limited operating history; and

•  To qualify and remain eligible for the special tax treatment accorded to RICs under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

Accordingly, the Fund should be considered a speculative investment that entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND ANNUAL REPORT

Other Information (Unaudited)

CORPORATE DIVIDENDS RECEIVED DEDUCTION

For the tax year ended September 30, 2024, the Fund had 4.79% of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

QUALIFIED DIVIDEND INCOME

For the tax year ended September 30, 2024, the Fund had 4.79% of dividends paid from net investment income, designated as qualified dividend income.

This page intentionally left blank.

CAPIX can unlock the full spectrum of private credit

Many private credit registered funds have a narrow focus on US direct lending, whereas CAPIX sources investment opportunities across the global private credit universe — providing opportunities for enhanced income and portfolio diversification, as market conditions change.

AKSIA'S SOURCING COVERAGE EXTENDS ACROSS
THE GLOBAL PRIVATE CREDIT UNIVERSE

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 866-363-9219. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 888.882.8829, by visiting the Calamos Web site at www.calamos.com, by writing Calamos Aksia Alternative Credit and Income Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. The Fund's proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 888.882.8829

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

INVESTMENT SUB-ADVISOR:

Aksia LLC
New York, NY 10022

CUSTODIAN:
UMB Bank, n.a
Kansas City, MO

TRANSFER AGENT / ADMINSTRATIVE SERVICES:

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
888.882.8829

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Cohen & Company, Ltd.
Philadelphia, PA

LEGAL COUNSEL:

Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103

HOW TO INVEST IN CAPIX

Unlike most private asset funds, Calamos Aksia Alternative Credit and Income Fund does not require investor accreditation or qualification requirements. Investors can easily purchase fund shares on a daily basis.

Contact us to learn more:

866.363.9219

caminfo@calamos.com

www.calamos.com/capix

Calamos Financial Services LLC, Distributor
2020 Calamos Court | Naperville, IL 60563-2787
866.363.9219 | www.calamos.com | caminfo@calamos.com

© 2025 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

© 2025 Aksia LLC. All Rights Reserved. Aksia® is a registered trademark of Aksia LLC.

ACIANR 3083 033125

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b)	No response required.

(c)	The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d)	The registrant has not granted a waiver of an implicit waiver from its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)	The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, it has three audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John Neal, Bjorn Forfang and Shamila Kassam.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Fiscal years Ended	3/31/2024	3/31/2025
Audit Fees(a)	$115,000	$225,000
Audit-Related Fees(b)	-	3,000
Tax Fees(c)	13,500	14,500
All Other Fees(d)	-	-
Total	$128,500	$242,500

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if in instances where the amount is immaterial or the full audit committee has authorized, the chairman of the audit committee may pre-approve audit and non-audit services by the registrant’s accountants. Such approvals shall be ratified by the full audit committee at the next meeting.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph(c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	March, 31, 2024	March, 31, 2025
Registrant	$13,500	$14,500
Investment Adviser	$-	$-

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

(a) The complete schedule of investments is included in the financial statements filed under Item 1 of the N-CSR.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included in the Report to Shareholders in Item 1.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Below is biographical information relating to the Fund’s portfolio managers as of the date of filing of the report:

R. Matthew Freund joined Calamos Advisors in 2016 and is a Co-CIO, Head of Fixed Income Strategies and Senior Co-Portfolio Manager. Joshua Hemley joined Aksia in 2008, serving since 2020 as a Managing Director and Head of Credit Co-Investments. Previously, he was Strategy Head, Structured Credit & Real Estate from 2015-2019, Senior Analyst, Hedge Fund Research from 2012-2015, and Analyst, Hedge Fund Research from 2008-2012. Tim Nest joined Aksia in 2015, currently serving since 2021 as Partner, Head of Private Credit. Previously, he was Managing Director, Private Credit from 2018-2021, Strategy Head, Private Corporate Credit from 2016-2018, and Senior Analyst, Investment Research from 2015-2016. Eli Pars joined Calamos Advisors in 2013 and is a Co-CIO, Co-Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager. Messrs. Freund, Hemley, Nest and Pars also are members of the Investment Committee, which is charged with providing a top-down framework, maintaining oversight of risk and performance metrics, and evaluating investment process.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; the total assets of such companies, vehicles and accounts; and the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	NUMBER OF ACCOUNTS	ASSETS OF ACCOUNTS (IN BILLIONS)	NUMBER OF ACCOUNTS SUBJECT TO A PERFORMANCE FEE	ASSETS SUBJECT TO A PERFORMANCE FEE (IN BILLIONS)
R. Matthew Freund
Registered Investment Companies	20	$15.0	0	$0.0
Other Pooled Investment Vehicles	3	$0.8	0	$0.0
Other Accounts	5,857	$5.0	0	$0.0
Joshua Hemley
Registered Investment Companies	0	$0.0	0	$0.0
Other Pooled Investment Vehicles	9	$3.7	4	$1.3
Other Accounts	5	$4.0	2	$3.3
Tim Nest
Registered Investment Companies	0	$0.0	0	$0.0
Other Pooled Investment Vehicles	12	$5.2	4	$1.3
Other Accounts	23	$19.0	2	$3.5
Eli Pars
Registered Investment Companies	41	$30.6	2	$0.4
Other Pooled Investment Vehicles	7	$1.0	0	$0.0
Other Accounts	4,825	$4.1	0	$0.0

The portfolio managers may invest for their own benefit in securities held in brokerage and fund accounts. The information shown in the table does not include information about those accounts where the portfolio managers or members of their family have a beneficial or pecuniary interest because no advisory relationship exists with Calamos Advisors, Aksia or any of their affiliates.

The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.

Calamos Advisors’ Conflict Disclosure

Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

Aksia’s Conflict Disclosure

As a registered investment adviser, Aksia is required to disclose and mitigate potential conflicts of interest. As such, Aksia has adopted policies and procedures that both identify and address potential conflicts, described in detail below:

a. Allocation of Investment Opportunities: Aksia’s procedures require the objective allocation of general investment opportunities to ensure fair and equitable allocation among customized separate account and advisory client accounts (collectively, “Clients”). In the event there is limited capacity in a general investment opportunity in which multiple Clients are interested, Aksia will first evaluate the opportunity in light of the investment guidelines and restrictions relevant to each Client, in order to determine whether the opportunity could be suitable for the Client. Once Aksia has identified the Clients for which the opportunity may be suitable, Aksia will reach out to each Client (or in the case of an investment management Client, to the Aksia client team) to gauge such Client’s interest in investing. When Aksia has received responses from the identified Clients, Aksia will advise the underlying manager offering the general investment opportunity which of Aksia’s Clients are interested in investing in its vehicle and request that the manager determine the allocations to the various Aksia Clients. In the event that our aggregate client interest exceeds the available capacity, and the manager is unwilling to decide between eligible clients, Aksia will seek to split the capacity pro rata among interested and eligible discretionary and non-discretionary advisory clients.

With respect to co-investment opportunities (“Co-Investments”), Aksia will first compile a list of Advisory Clients for which (i) Aksia has an obligation to perform co-investment sourcing services and (ii) such opportunity is consistent with the relevant client’s co-investment program preferences (“Participating Clients”), subject to any limitations placed upon Aksia by the underlying manager offering the Co-Investment. Aksia will then submit an indication of interest to the manager, specifying a distinct amount of the opportunity to be made available for each client. In submitting an indication of interest, Aksia will communicate to the manager a desired allocation of the opportunity in respect of Discretionary Clients, as well as Non-Discretionary Clients who have communicated to Aksia a desire to participate in the opportunity and the amount thereof. In the event of a Co-Investment opportunity with scarce capacity, the underlying manager offering the Co-Investment opportunity will generally determine the allocations among Aksia’s relevant clients. If the underlying manager delegates full or partial authority to Aksia, Aksia will seek to allocate the investment to Participating Clients in a fair and equitable manner with a preference towards a pro rata allocation based on interest. Following such allocation, if there is an additional excess allocation remaining, such excess allocation may be offered to any client of Aksia or to any third party, in each case selected by Aksia in its sole discretion. The foregoing allocation policy with respect to Co-Investments does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is also not allocated or offered the opportunity directly by the manager.

Aksia acts as a discretionary investment manager to one or more Registered Investment Companies (each, a “Registered Fund’). Any Co-Investment opportunities in which both a Registered Fund and certain other Aksia Client funds invest must comply with either the exemptive relief Aksia has been granted by the SEC, or with SEC no-action guidance. The participation of a Registered Fund may impact the ability of the Registered Fund or of these certain Aksia Client funds to make an investment or a follow on investment. With respect to secondary opportunities (“Secondary”), Aksia will first compile a list of Advisory Clients for which (i) Aksia is specifically contractually obligated to perform Secondary sourcing services and (ii) such opportunity is consistent with the relevant client’s Secondary program preferences and capabilities. Once Aksia determines the interest for each Client, Aksia will seek to directly or indirectly allocate the opportunity among such Clients pro-rata based on interest. If the seller is unable to allocate the opportunity across multiple Clients, Aksia will use a rotation approach, and review the date of each eligible client’s most recent offer of a Secondary opportunity. The client with the most time elapsed since its last Secondary offer will be offered the Secondary opportunity. If such client is a Non-Discretionary Advisory Client, Aksia will request the seller’s permission to notify the relevant client of the opportunity so that the client will be able to consider submitting a bid on the opportunity. If, however, Aksia has discretionary authority with respect to such client, Aksia will determine whether to submit an offer on the client’s behalf. If the relevant client or Aksia, as applicable, chooses not to submit a bid in respect of such Secondary opportunity, then the process will be repeated with the next client based on the time elapsed since the last Secondary offer until a bid is submitted in respect of the opportunity, or all identified clients have been offered the opportunity. If a bid has still not been submitted in respect of such opportunity, the opportunity may then be offered to clients for which Aksia is not expressly contractually obligated to perform Secondary sourcing services but for whom such opportunity may not be consistent with the relevant client’s general investment preferences and capabilities. The foregoing allocation policy with respect to Secondaries does not apply to client-sourced opportunities which may be preserved by the client to the extent Aksia is not also allocated or offered the opportunity directly by the manager.

b. Performance-Based Fees and Side-by-Side Management: While most advisory clients choose to pay fixed or asset-based fees, some pay performance-based fees. In addition, amongst clients paying fixed or asset-based fees, some may pay higher fees than others. These different payment structures may give rise to a potential conflict of interest because Aksia may have an incentive to favor Client accounts that pay Aksia performance-based compensation or higher fees. Aksia is mindful of its obligation to act in the best interests of its advisory clients and has thus adopted policies and procedures designed to mitigate the potential conflicts of interest that relate to the management of multiple accounts, including accounts with differing fee arrangements.

Aksia employs a wide range of investment objectives and strategies for its Clients. These differing objectives and strategies raise potential conflicts of interest. For example, Aksia may evaluate the purchase of an investment opportunity for one Client account while simultaneously evaluating the sale of such opportunity for a different Client.

In specific instances, these differing strategies may result in Aksia buying and selling different securities and instruments within an issuer’s capital structure for different Clients. Accordingly, it is possible that one Client may acquire an instrument that is senior in the capital structure of an issuer relative to an instrument for a different Client that is more junior in the capital structure. In certain circumstances, such as if the credit quality of the issuer deteriorates, the Aksia may owe conflicting fiduciary duties to multiple Clients, in that action taken to protect the interest of one set of holders may be detrimental to, or conflict with the interests of, other holders of that issuer’s securities or instruments. When the Aksia causes its Clients to take opposite positions with respect to a particular security or investment, or to invest in securities of an issuer with varying seniority in the issuer’s capital structure, actions taken by the Aksia for one set of Clients may disadvantage other sets of Clients.

c. Clients with Affiliated Investment Managers: Given that Aksia’s clients are large institutions there are certain circumstances where Aksia may recommend, purchase, or sell for its clients’ funds managed by investment managers that are affiliated with, managed or owned by clients of Aksia. Aksia has addressed this potential conflict of interest through the implementation of policies and procedures reasonably designed to ensure that its activities are carried out in compliance with applicable regulatory requirements and in the best interests of clients. For example, if Aksia were to recommend an investment with an investment manager that Aksia knew was affiliated with an Aksia client, Aksia would fully disclose the relationship in its due diligence report. In addition, the potential investment would be subjected to Aksia’s extensive due diligence process, which includes multiple layers of review by multiple individuals.

d. Investing in Securities Recommended to Clients: From time to time, Aksia may form investment vehicles owned by Aksia, its members, its employees and/or its affiliates, that invest (directly or indirectly) in certain Clients to which it provides investment management services (a “GP Commitment”). This arrangement creates a conflict of interest because Aksia or its related persons has an incentive to favor Clients in which it owns a financial interest over its other Clients. Aksia addresses this potential conflict of interest via the implementation of its policies and procedures relating to the allocation of investment opportunities. In addition, certain of Aksia’s investment management clients have made seed investments in funds in return for fee savings or revenue participation (“Client Affiliated Managers”). To the extent that investment management clients in which Aksia has made a GP Commitment have made seed investments in funds of Client Affiliated Managers, Aksia will benefit economically from profits earned by such investment management clients, in addition to the fees that Aksia directly earns from its investment management clients. This poses a conflict of interest for Aksia in its recommendations to its clients. To mitigate this conflict, Aksia will disclose its pecuniary interest in such Client Affiliated Managers to its clients and take other steps to maintain Aksia’s objectivity. Clients can also instruct Aksia to avoid making investment allocations to Client Affiliated Managers.

e. Gifts and Business Entertainment, Including Co-Hosting Events: In the ordinary course of business, Aksia personnel may receive and provide gifts and business entertainment. Such gifts and entertainment are strictly monitored by Aksia’s compliance team and governed by the respective firm’s Compliance Manual and Code of Ethics. In addition, Aksia hosts investor events and roundtables where investment managers may serve as panelists or co-hosts of such events. Aksia does not receive any compensation for such events and co-sponsored events are disclosed to attendees. Aksia attempts to mitigate any potential conflict arising from any manager recommendation by ensuring that all recommended funds undergo full due diligence prior to recommendation.

(a)(3) Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of Calamos Advisors are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests.

(a)(4) As of March 31, 2025, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

AGGREGATE DOLLAR RANGE OF EQUITY
PORTFOLIO MANAGER	NAME SECURITIES IN THE FUND
R. Matthew Freund	$100,001-$500,000
Joshua Hemley	$100,001-$500,000
Tim Nest	$100,001-$500,000
Eli Pars	$100,001-$500,000

(b)	Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 16. CONTROLS AND PROCEDURES.

a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activity.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Not applicable

(a)(3)(i) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(ii) Proxy Voting Policies and Procedures

(a)(4) Not applicable

(a)(5) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Aksia Alternative Credit and Income Fund

By:	/s/ Dan Dufresne
Name: Dan Dufresne
Title: Principal Executive Officer
Date: June 5, 2025

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dan Dufresne
Name: Dan Dufresne
Title: Principal Executive Officer
Date: June 5, 2025

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 5, 2025